UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-2444



                         The Bond Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE BOND FUND OF AMERICA

Searching for yield and value

[photo of a stack of papers on a desk near a gentleman's hand with a pen writing on paper]

Annual report for the year ended December 31, 2003

THE BOND FUND OF AMERICA(SM) seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


Contents
Letter to shareholders                                                    1
The value of a long-term perspective                                      2
Special report: Searching for yield and value                             4
Investment portfolio                                                     10
Financial statements                                                     41
Directors and officers                                                   52
What makes American Funds different?                             back cover

Please see page 2 for Class A share average annual total returns with relevant sales charges deducted. Results for other share classes can be found on page 51. Please see the inside back cover for important information about other share classes.

THE FUND'S 30-DAY YIELD FOR CLASS A SHARES AS OF JANUARY 31, 2004, REFLECTING THE 3.75% MAXIMUM SALES CHARGE AND CALCULATED IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION FORMULA, WAS 3.57%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE SHARE PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Investing outside the United States is subject to additional risks, such as currency fluctuations and differing securities regulations, which are detailed in the fund's prospectus.

[photo of a gentleman's hands, one on a calculator the other holding a pen, an open daily planner and a stack of papers on a desk]


FELLOW SHAREHOLDERS:

During 2003, corporate bonds strengthened in value even as Treasury and agency debt produced only modest total returns. These trends were a stark reversal of what the market experienced the previous year. The recovery in the corporate sector lent strong support to the fund's 2003 results.

For the year ended December 31, 2003, The Bond Fund of America recorded a total return of 12.2%, which was more than double the 5.0% average of its peers (199 A-rated corp. debt funds) as tallied by Lipper. For reference, the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, posted a 4.1% return for the year. The index is unmanaged and does not include expenses.

During the year, shareholders received monthly dividends totaling 70.5 cents a share. Those who reinvested dividends recorded an income return of 5.69%. Those who elected to take dividends in cash recorded an income return of 5.55%. All shareholders should note that a portion of the January 2004 dividend was paid in December 2003; as a result, the December dividend was slightly larger, while the January dividend was reduced by the same amount.

[Begin Sidebar]
RESULTS AT A GLANCE
(assuming distributions reinvested or interest compounded)

                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                               (for periods ended December 31, 2003)

                                                  1 YEAR             5 YEARS         10 YEARS          LIFETIME*

The Bond Fund of America                          +12.2%             +6.7%            +6.7%             +9.6%
Lehman Brothers Aggregate
     Bond Index1                                   +4.1%             +6.6%            +6.9%             +9.2%
Lipper Corporate A-Rated
     Bond Funds Average2                           +5.0%             +5.5%            +6.2%             +8.9%

*Since May 28, 1974
1  The Lehman Brothers Aggregate bond Index began on January 1, 1976. From May
   31, 1974, through December 31, 1975, the Lehman Brothers Government/Credit
   Bond Index was used. The indexes serve as proxies for the broad U.S.
   investment-grade bond market and are unmanaged.
2  Source: Lipper. Lipper averages do not include the effects of sales charges.

[End Sidebar]

OVERVIEW: BONDS AND THE ECONOMY

At the start of 2003, the bond market grappled with concerns about the impending war in Iraq and the sluggishness of the economy. Corporate bonds, especially lower investment-grade credits and high-yield issuers, were beginning to rebound from the distressed levels of the previous year. The mood was expectant, but investors were still cautious, favoring Treasuries and other high-quality debt.

Spring brought an end to formal conflict in Iraq, but also increased uncertainties about the economy and new worries regarding the possibility of deflation. Interest rates -- already at 40-year lows -- moved lower, reaching pivotal levels by mid-June. On June 25, the Federal Reserve Board lowered its key lending rate to 1%, its thirteenth rate reduction since January 2001. By that time, however, the outlook for the economy had brightened considerably, and interest rates had begun to rise off their lows.

In the months that followed, the bond market experienced a major correction as continued evidence of economic strength led to concerns about inflation. From June 10 to September 2, for example, the yield on the benchmark 10-year Treasury bond rose a point and a half, from 3.1% to 4.6%. Bond yields and prices move inversely, so as yields rose, bond prices fell. By early September, however, the sell-off flagged and the Treasury market began to recover some of its lost ground. Importantly, inflation remained well contained, and the Federal Reserve repeatedly vowed to keep rates low for "a considerable period." These factors provided a relatively supportive background for the bond market through the end of the year.

CORPORATES RALLY, BOOST RETURNS

What a difference a year makes! Only twelve months ago, corporate bonds proved to be a drag on fund results, while investments in Treasuries and other high-quality debt were the fund's pillars of strength. In 2003, that situation largely reversed, fueled by stronger economic growth, ongoing improvements to balance sheets and better corporate governance.

[Begin Sidebar]
Results shown are at net asset value. If the sales charge (maximum 3.75%) had been deducted, results would have been lower.
[End Sidebar]

During 2003, corporate bonds recorded some of the top returns in the bond market. In general, lower rated companies, particularly those in the high-yield category, posted the best results as prices for these securities steadily recovered from the distressed levels they fell to during the third quarter of 2002. Slightly more than half of the fund's portfolio is invested in corporate debt, most of which is rated A or BBB; only 8.9% of portfolio assets are rated below investment grade, and that includes some non-corporate debt. During the past year, the fund continued to add to its significant corporate exposure with investments in banks and financial services, utilities, and automotive manufacturers and suppliers -- all of which made solid contributions to this year's results.

The fund's high-quality holdings, which includes U.S. Treasuries (11.4% of fund assets), federal agency debt (1.9%) and federal agency mortgage pass-throughs (9.9%) generally posted modest results. Securities such as these are most sensitive to interest rate moves. When interest rates started rising last summer, these sectors of the market surrendered most of their gains. Of the three sectors, returns on mortgages were marginally better than Treasury or agency securities.

In addition to U.S. government debt, the fund has select holdings (about 5.8% of assets) in non-U.S. government obligations. Some of these holdings are bonds of developed countries, such as Germany or Canada, while others are from developing countries, such as Mexico and Russia. In general, investments in developing countries produced strong returns for the year. In addition, some of these non-U.S. obligations are denominated in foreign currencies; the weakening of the U.S. dollar against other currencies (notably the euro and the yen) over the past year further bolstered returns on those particular investments.

BENEFITS FROM CHANGE AND A LONG-TERM VIEW

Since the recession of 2001, investors have experienced a significant decline in the interest rate environment and major changes in the business climate. As always, the bond market grapples with these changes, and as a result, prices for various sectors of the market shift accordingly. The Bond Fund of America has been able to benefit from these changes because it is able to invest wherever opportunity appears, and the broad diversity of its holdings helps to insulate the fund against market shocks that affect particular sectors or industries. We invite you to read our special report on page 4, "Searching for yield and value," to gain a better understanding of how the fund invests.

With interest rates still near 40-year lows and with corporate bonds no longer in disfavor, it will be more difficult for the fund to find opportunities for capital appreciation in the year ahead. Regardless of the direction of interest rates, we believe the fund will continue to provide its shareholders with an attractive income return. The mix of securities held by the fund -- the sheer number and variety -- afford each shareholder a broad exposure to the bond market and, more importantly, a solid foundation on which to build the fixed-income portion of any investment portfolio. We welcome the many new shareholders who have joined us in the past year. We look forward to helping you reach your long-term investment goals.

Cordially,

/s/ Paul G. Haaga, Jr.                  /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                      Abner D. Goldstine
Chairman of the Board                   President

February 12, 2004

[Begin Sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime, The Bond Fund of America has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for virtually all of the fund's overall results. The table beneath the chart breaks down The Bond Fund of America's year-by-year total returns into their income and capital components.

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 2003

CLASS A SHARES*
reflecting 3.75% maximum sales charge

1 year                                    +8.05%
5 years                                   +5.93
10 years                                  +6.27

*Results for other share classes can be found on page 51.


BFA with dividends reinvested  $145,335(1)
Lehman Brothers Aggregate Bond Index  $134,232(2)
Consumer Price Index (inflation)  $37,922(3)
original investment  $10,000

[Begin Mountain Chart]

                                                     Lehman Brothers    Consumer Price
Year ended                    BFA with dividends           Aggregate          Index(3)
December 31,2003                   reinvested(1)       Bond Index(2)       (inflation)
original investment                      $10,000             $10,000           $10,000
1974                                       9,988              10,318            10,679
1975                                      11,254              11,587            11,420
1976                                      13,293              13,395            11,975
1977                                      13,977              13,802            12,778
1978                                      14,261              13,994            13,930
1979                                      14,710              14,264            15,782
1980                                      15,230              14,650            17,757
1981                                      16,242              15,565            19,342
1982                                      21,586              20,643            20,082
1983                                      23,628              22,368            20,844
1984                                      26,450              25,756            21,667
1985                                      33,488              31,449            22,490
1986                                      38,568              36,251            22,737
1987                                      39,324              37,248            23,745
1988                                      43,533              40,186            24,794
1989                                      47,942              46,026            25,947
1990                                      49,509              50,149            27,531
1991                                      59,927              58,174            28,374
1992                                      66,722              62,480            29,198
1993                                      76,155              68,571            30,000
1994                                      72,335              66,571            30,802
1995                                      85,536              78,870            31,584
1996                                      91,274              81,733            32,634
1997                                      99,709              89,624            33,189
1998                                     104,863              97,410            33,724
1999                                     107,265              96,609            34,630
2000                                     113,906             107,840            35,802
2001                                     122,051             116,947            36,358
2002                                     129,514             128,940            37,222
2003                                     145,335             134,232            39,922

[End Mountain Chart]


Year ended December 31                       1974         1975         1976         1977         1978          1979
Total value
Dividends reinvested                         $418          907        1,020        1,126        1,211         1,401
Value at year-end                          $9,988       11,254       13,293       13,977       14,261        14,710
BFA's total return                         (0.1)%         12.7         18.1          5.1          2.0           3.1

Year ended December 31                       1980         1981         1982         1983         1984          1985
Total value
Dividends reinvested                        1,724        2,118        2,434        2,556        2,869         3,227
Value at year-end                          15,230       16,242       21,586       23,628       26,450        33,488
BFA's total return                            3.5          6.6         32.9          9.5         11.9          26.6

Year ended December 31                       1986         1987         1988         1989         1990          1991
Total value
Dividends reinvested                        3,604        3,787        3,953        4,471        4,699         4,909
Value at year-end                          38,568       39,324       43,533      47,942        49,509        59,927
BFA's total return                           15.2          2.0         10.7        10.1           3.3          21.0

Year ended December 31                       1992         1993         1994         1995         1996          1997
Total value
Dividends reinvested                        5,275        5,325        5,733        6,178        6,473         6,704
Value at year-end                          66,722       76,155       72,335       85,536       91,274        99,709
BFA's total return                           11.3         14.1        (5.0)         18.3          6.7           9.2

Year ended December 31                       1998         1999         2000         2001         2002          2003
Total value
Dividends reinvested                        7,007        7,398        8,190        8,228        8,189         7,370
Value at year-end                         104,863      107,265      113,906      122,051      129,514       145,335
BFA's total return                            5.2          2.3          6.2          7.2          6.1          12.2

Average annual total return for 29-1/2 years:  9.47%(1)

(1) Includes reinvested dividends of $128,506 and reinvested capital gain distributions of $4,573.
(2) From May 31, 1974, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used. These indexes are unmanaged.
(3) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results are shown before taxes on fund distributions and sale of fund shares.

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For more current information and month-end results, visit americanfunds.com.

SEARCHING FOR YIELD AND VALUE

[photo of a stack of papers on a desk near a gentleman's hand with a pen writing on paper]

For the 10 years ended December 31, 2003, The Bond Fund of America has been successful in providing shareholders with a better level of income than similar funds--an average of 7.2% annually, compared to the 5.9% average for like funds, as measured by Lipper. But current income is not the fund's only objective; it also seeks to preserve shareholder principal throughout a variety of market conditions. Although bonds are typically much less volatile than stocks, they are nonetheless subject to various risks that can alter their underlying value. To evaluate these risks and help limit their impact, the fund's portfolio counselors draw on a wide pool of resources and expertise that has been developed over many decades by the fund's adviser, Capital Research and Management Company.

On the following pages, we'll take a look at some of the considerations that help to shape the investment decisions made by the fund's portfolio counselors. In the process, we'll discuss some of the ways in which the fund's investment approach -- an approach based on extensive knowledge of market conditions, fundamental research and the considerable diversity of the portfolio's holdings -- adds value for shareholders.

[Begin Sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For more current information and month-end results, visit americanfunds.com.
[end Sidebar]

SIFTING THROUGH MARKETS AND SECTORS

The Bond Fund of America seeks to provide income for its shareholders and to buffer them against bond market extremes. It does this by investing in a wide variety of debt instruments -- bonds that run the gamut of credit quality, from government-guaranteed debt to the bonds of highly leveraged companies. The largest portion of portfolio holdings (about 43% currently) falls in the middle of the credit spectrum: bonds rated A or BBB, both deemed suitable for most investors by the rating agencies. These bonds generally offer somewhat more income than is normally available from the highest quality debt, but with significantly less risk than is attached to high-yield, lower rated bonds.

[Begin Sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the sales charge (maximum 3.75%) had been deducted, results would have been lower.
[End Sidebar]

[Begin Pull Quote]
"This fund has the ability to move portions of the portfolio into a variety of investments at any time, wherever and whenever we find value." Abner D. Goldstine
[End Pull Quote]

[photo of line graph charts]

The search for attractive income sources has become particularly challenging over the past year with interest rates declining to levels not seen in more than 40 years. Many investors have been reaching for bonds with higher and higher yields, often indiscriminately. "Yet many of these securities also come with correspondingly high risks," warns portfolio counselor David Barclay. "The key is to find bonds of companies that can weather difficult environments and do well when business conditions improve." Making that determination requires a good understanding of the company's business and its prospects going forward. That knowledge is essential not just for high-yield issuers, but for every debt instrument that goes into the fund's portfolio. Moreover, the search for yield and the perception of value must always be balanced by a thorough understanding of an investment's risk.

In 2003, high-yield bonds were by far the strongest sector in the bond market, a result of high income and significant appreciation. On the other hand, when the economy was still in a slump the previous year, high-yield bonds posted significant losses even as high-quality debt, such as U.S. Treasuries, rose in value. It is not uncommon for different sectors of the market to produce different returns from year to year, depending on market cycles and the perceived strength of the economy. Such changes may be punishing or rewarding, depending on an investor's ability to recognize value over longer time horizons.

CASTING OUR NETS WIDE, WITH CAUTION

One of the most common mistakes an investor can make is to chase after income solely. There are no triple crowns in the world of investing, and as the chart on page 6 illustrates, last year's winners seldom repeat their successes the following year. Because different bond sectors and industries often respond differently to economic and business conditions, diversification within the fund's portfolio can help minimize overall risk and enhance returns. "Changing relationships among parts of the bond market can create pockets of opportunity for investors with the resources to find them," explains Abner Goldstine, portfolio counselor and president of the fund. "This fund has the ability to move portions of the portfolio into a variety of investments at any time," he adds, "wherever and whenever we find value." This flexibility fosters a diversity that not only helps the fund provide a more reliable stream of income, but also helps mitigate the effect for shareholders of a significant weakness in a particular industry or sector of the bond market.

[Begin Sidebar]
COVER YOURSELF FOR THE LONG TERM

The following two charts depict bond market returns from best (top) to worst (bottom) over the past decade. The first chart sorts returns by major sectors of the bond market, while the second sorts returns according to credit quality. As is evident in both charts, bonds that do particularly well one year frequently are bested the following year by other types of bonds. The obvious lesson: Don't chase after returns. Instead, investors have been better off in the long run by covering themselves with a full array of sectors and credits, as are represented in The Bond Fund of America portfolio.

[begin tabular graphic]

BOND MARKET RETURNS BY SECTOR


            1994       1995       1996       1997       1998         1999         2000         2001          2002         2003

BEST         NON       CORP         HY         HY        NON           HY          GVT         CORP           NON           HY
 :            HY        NON        MTG       CORP        GVT          MTG          MTG          MTG           GVT          NON
 :           MTG        GVT        NON        GVT       CORP         CORP         CORP          GVT          CORP         CORP
 :           GVT         HY       CORP        MTG        MTG          GVT          NON           HY           MTG          MTG
WORST       CORP        MTG        GVT        NON         HY          NON           HY          NON            HY          GVT

o CORP = Investment-grade corporate bonds
o GVT = U.S. government (Treasury/agency) bonds
o HY = High-yield bonds
o MTG = Mortgage-backed pass-through securities
o NON = Non-U.S. dollar denominated bonds of foreign government entities

BOND MARKET RETURNS BY CREDIT QUALITY


            1994       1995       1996       1997       1998         1999         2000         2001          2002         2003

BEST          HY        BBB         HY         HY         AA           HY          AAA            A            AA           HY
  :          AAA          A        BBB        BBB          A          AAA           AA           AA             A          BBB
  :          BBB         AA        AAA         AA        AAA          BBB            A          BBB           AAA            A
  :           AA        AAA          A          A        BBB           AA          BBB          AAA           BBB           AA
WORST          A         HY         AA        AAA         HY            A           HY           HY            HY          AAA

o AAA = Highest rated bonds
o AA = High-quality bonds
o A = Medium-quality bonds
o BBB = Lowest tier of investment-grade bonds
o HY = Bonds rated below investment grade

Sources: Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High-Yield Index and Citigroup World Government Bond Index
[end tabular graphic]
[End Sidebar]

[Begin Pull Quote]
"We look at bonds over full three- to four-year cycles. We devise stress tests to see how well the bonds might hold up during several economic scenarios." Susan Tolson
[End Pull Quote]

Approaching the market with a long-term perspective helps the fund's portfolio counselors better assess the value of each investment. "We look at bonds over full three- to four-year cycles," explains portfolio counselor, Susan Tolson. "We devise stress tests to see how well the bonds might hold up during several economic scenarios. At the same time, we also consider, what if we're wrong? What if the market does not improve?" By taking a long-term perspective on the economy, the market and on each investment, the fund's portfolio counselors are better able to manage the mix and maturities of securities held in the portfolio and sustain attractive income for shareholders, while guarding against events that could adversely affect principal.

VALUE FROM SHARED EXPERIENCE

Identifying value and protecting principal may be regarded as two sides of the same coin. Both rely on the ability to appropriately evaluate an investment's risks. That ability is well served by the broad and varied investment experience of the fund's portfolio counselors. Combined, the fund's six counselors bring more than 110 years of professional experience to the investment process. Individually, they contribute credit and market specialization that helps to shed light on particular segments of the market; that expertise is enhanced by the pooling of ideas and sharing of opinions that are daily practice for the investment professionals of Capital Research. This ongoing exchange helps the fund's counselors more confidently identify opportunities and risks that emerge from the shifting cycles of the bond market.

The fixed-income analysts of Capital Research, who specialize in various sectors of the bond market, are vital participants in these daily dialogues and integral to honing investment decisions. The fundamental research conducted by these analysts helps the portfolio counselors make judgements about which bond or which company is best suited for the fund from among the broader field of choices that an industry or sector might present. In other words, research helps uncover bonds that offer reliable income at an attractive price, but with an acceptable level of risk.

In recent market cycles, research made important contributions to the fund's returns by helping to identify opportunities among various industries out of favor with the market and by carefully evaluating companies to determine those best positioned to recover once the economy improved. Our close-up on the utility industry (see story on page 8) affords one example of how changing markets and research came together to create attractive investments for the fund.

Bond by bond, over time the portfolio has grown out of a collaboration of ideas informed by experience and formulated by careful research. There is no magic to this process, only rigorous analysis, a solid understanding of the market and its cycles, a prudent acceptance of risk and, above all, a diversity that would be impossible for most investors to attain on their own.

[Begin Photo Caption]
[photo of Jennifer Hinman]
Jennifer Hinman
[End Photo Caption]

[photograph of telecommunications tower, vantage point from the ground up]

CLOSE-UP: UPHEAVAL IN UTILITIES

Industry upheavals can create opportunities for investors with the resources and patience to analyze the situation. In recent years, deregulation converged with excess capacity, limited transmission capability and mounting debt loads to create a challenging environment for many traditional utilities.

Consumers have felt the effects of this in various blackouts on both the east and west coasts and in higher electric bills. Weaknesses on corporate balance sheets and throughout the industry became pronounced during the recession of 2001. In that strained environment, high-profile instances of corporate malfeasance came to light. The troubles of companies such as Enron (an energy marketer) helped to foster suspicion and distaste among investors, creating a ripple effect that tarnished many players in the electric and gas industry.

"By the spring of 2002, utilities were facing a huge credibility crisis," explains Jennifer Hinman, a fixed-income analyst who covers both high-yield and investment-grade utilities. "Several of the major players were facing liquidity problems, and the capital markets were beginning to dry up for these companies." The effect was similar to a violent storm that shakes both ripe and rotten fruit from the tree. Jennifer adds, "In all my years of utility research, I've never seen so many fallen angels -- investment-grade companies that trade at or are downgraded to high-yield levels."

As dire as these conditions were --investors lost billions as several companies filed for bankruptcy -- it was also apparent to Jennifer and her colleagues that some of these battered utilities would undoubtedly survive and emerge, over the long run, as stronger and more attractive entities. But which ones?

Jennifer carefully scrutinized the field of wounded companies in close concert with other utility analysts at Capital Research. "We focused our efforts on those companies that we believed could best improve their balance sheets, their liquidity in the market and their management skills," explains Jennifer. "Our equity analysts were extremely helpful," she adds, "because of their long-standing relationships with the managements of these companies and their ability to read management. We kept asking: Are they willing to make the tough decisions? A good operating manager is not necessarily a good turnaround manager. It's a different skill set."

Over the past year or so, The Bond Fund of America has selectively added to its utility holdings, based upon Jennifer's recommendations. In many cases, these additions have already increased significantly in value with the economy on the mend and with companies making concerted efforts to repair balance sheets and strengthen operations.

ABOUT YOUR FUND

The Bond Fund of America is the oldest and largest bond fund in the American Funds family. Because it invests in such a wide variety of bonds, including corporate debt, government debt and mortgage-related securities, the fund is a suitable core holding for many investors. The majority of the fund's holdings are debt securities with a credit rating of A or better. While the fund is permitted to hold bonds rated below investment grade (high yield), it currently targets that exposure to not more than 15% of fund assets. Up to 25% of fund assets may be invested in the debt of corporations and government entities outside the United States.

FUND FACTS & FIGURES

as of December 31, 2003
Shareholder accounts:  892,416
Net assets:  $17 billion
Fund inception:  May 28, 1974
Dividends paid:  Monthly

PORTFOLIO QUALITY SUMMARY

as of December 31, 2003
[begin pie chart]
U.S. government obligations*    12.9%
Federal agencies                10.3
AAA                             15.8
AA                               6.4
A                               24.1
BBB                             18.9
High yield                       8.9
Equity-related securities        0.7
Cash & equivalents               2.0%

*Securities guaranteed by the full faith and credit of the U.S. government. [end pie chart]

ASSETS AND PORTFOLIO TURNOVER


(fiscal years)                  Fund assets at year end (billions)        Portfolio turnover
     2003                                    $17.0                              60%
     2002                                     14.5                              50
     2001                                     12.0                              64
     2000                                      9.5                              62
     1999                                      9.5                              47


EXPENSE RATIOS

The Bond Fund of America (Class A shares)               0.67%
Lipper average of A-rated corporate debt funds          0.99

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The six portfolio counselors who manage The Bond Fund of America bring more than 110 years of experience to this task.

                                        Years with Capital
David C. Barclay                                16
Mark H. Dalzell                                 16
Abner D. Goldstine                              37
Mark R. Macdonald                               10
John H. Smet                                    21
Susan M. Tolson                                 14

WHO OWNS YOUR FUND?

This fund, like every mutual fund, is collectively owned by the shareholders who invest in the fund. The fund's Board of Directors (see page 52 for details) is elected by the shareholders to represent and protect shareholder interests. To this end, they hire Capital Research and Management Company as the investment adviser and manager of the fund's portfolio holdings.


INVESTMENT PORTFOLIO, December 31, 2003

[begin pie chart]


Corporate bonds                                          51.2%
U.S. Treasury notes & bonds                              11.4
Cash & equivalents                                        2.0
Federal agency mortgage pass-through securities           9.9
Asset-backed securities                                   6.6
Governments & governmental bodies (Non-U.S.)              5.8
Commercial & other mortgage-backed securities             9.0
Federal agency notes & bonds                              1.9
Municipal obligations                                     1.5
Equity-related securities                                 0.7%

[end pie chart]


                                                                                                      Principal            Market
                                                                                                    amount (000)            value
BONDS, NOTES & PREFERRED STOCKS -  97.31%                                                             or shares             (000)

COMMERCIAL BANKS  -  8.53%
Household Finance Corp.:
 5.75% 2007                                                                                       $      10,000       $    10,819
 7.875% 2007                                                                                             35,500            40,597
 4.125% 2008                                                                                              1,000             1,010
 6.40% 2008                                                                                              10,000            11,098
 6.375% 2011                                                                                             38,750            42,737
 6.75% 2011                                                                                              31,500            35,513
 6.375% 2012                                                                                              9,250            10,165
 7.00% 2012                                                                                              14,000            15,991
HSBC Capital Funding LP: (1)
 8.03% noncumulative preferred (undated)                                                 Euro            20,000            30,479
 Series 1, 9.547% noncumulative step-up perpetual preferred (undated) (2)                         $      26,000            33,091
 Series 2, 10.176% noncumulative step-up perpetual preferred (undated) (2)                               32,000            47,033
Midland Bank 1.50% Eurodollar note (undated) (1)                                                         15,000            12,896
HSBC Holdings PLC 5.25% 2012                                                                             10,000            10,259
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated)(1)(2)                         71,025            80,366
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
  (undated)  (1) (2)                                                                                     39,700            43,471
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)                                            79,250            89,622
Societe Generale 7.85% (undated) (1) (2)                                                                 17,705            19,833
HBOS PLC 5.375% (undated) (2)                                                                            37,000            37,075
HBOS Treasury Services PLC 3.75% 2008 (2)                                                                32,500            32,562
Bank of Scotland 7.00% (undated) (1) (2)                                                                 25,000            27,688
HBOS Capital Funding LP, Series A, 6.461% non-cumulative preferred (undated) (1)         Pound            3,000             5,817
Halifax Building Society 8.75% 2006                                                                       2,500             4,847
Royal Bank of Scotland Group PLC:
 8.375% 2007                                                                                              4,900             9,550
 5.00% 2014                                                                                        $      3,000             2,979
 7.648% (undated) (1)                                                                                    24,000            28,746
 Series 3, 7.816% (undated)                                                                              18,000            19,794
National Westminster Bank PLC: (1)
 6.625% (undated)                                                                        Euro             4,700             6,591
 7.75% (undated)                                                                                  $      17,000            19,448
RBS Capital Trust I noncumulative trust preferred 4.709% (undated)                                       20,910            20,038
J.P. Morgan Chase & Co.:
 5.35% 2007                                                                                               3,285             3,518
 4.00% 2008                                                                                              12,500            12,730
 4.50% 2010                                                                                              12,000            12,113
 5.75% 2013                                                                                              31,000            32,747
J.P. Morgan & Co. Inc., Series A, 6.00% 2009                                                              2,500             2,733
UFJ Finance Aruba AEC 6.75% 2013                                                                         30,655            32,751
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred
  (undated) (1) (2)                                                                                      22,750            25,980
Abbey National PLC:
 Series 1-B, 6.69% 2005                                                                                   5,000             5,410
 6.70% (undated) (1)                                                                                     15,000            16,604
 7.35% (undated) (1) (3)                                                                                 28,000            30,922
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated) (1) (2)                         19,000            21,733
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated) (2)                             15,000            18,805
BNP Paribas 5.125% 2015 (2)                                                                               9,460             9,444
HVB Funding Trust III 9.00% 2031 (2)                                                                     16,490            19,959
Bayer Hypo-Vereinsbank:
 6.00% 2014                                                                              Euro            10,500            14,157
 8.741% 2031 (2)                                                                                   $      1,500             1,775
HVB Funding Trust VIII 7.055% (undated)                                                  Euro             8,000            10,897
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                            1,200,000 shares     33,720
National Bank of Canada 1.375% (undated) (1)                                                       $      5,000             3,309
Standard Chartered Bank:
 8.00% 2031 (2)                                                                                           5,000             6,061
 1.25% Eurodollar note (undated) (1)                                                                     15,000            10,955
 1.40% (undated)  (1)                                                                                     5,000             3,756
Standard Chartered Capital Trust I 8.16% (undated) (1)                                   Euro            10,000            14,789
Barclays Bank PLC: (1) (2)
 6.86% callable perpetual core tier one notes (undated)                                           $      18,790            20,457
 7.375% (undated)                                                                                         5,375             6,263
 8.55% (undated)                                                                                          3,500             4,307
Development Bank of Singapore Ltd.: (2)
 7.875% 2009                                                                                             10,000            11,870
 7.125% 2011                                                                                              3,500             4,025
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
  shares (undated) (1) (2)                                                                               11,250            12,976
Bank of America Corp.:
 3.625% 2008                                                                             Euro             7,500             9,408
 3.875% 2008                                                                                       $      2,000             2,041
 4.375% 2010                                                                                             10,000            10,040
 4.875% 2012                                                                                              2,000             2,014
BankAmerica Corp.:
 Series I, 7.125% 2005                                                                                    1,500             1,607
 7.125% 2011                                                                                              1,750             2,051
Wells Fargo & Co. 3.50% 2008                                                                             21,310            21,399
Wells Fargo Financial, Inc. 6.125% 2012                                                                   5,000             5,484
Bayerische Landesbank, Series F, 2.50% 2006                                                              26,000            26,338
AB Spintab:
 6.00% 2009                                                                              SKr             73,000            10,813
 7.50% (undated) (1) (2)                                                                          $      11,000            12,218
Canadian Imperial Bank of Commerce 1.375% Eurodollar note 2085 (1)                                       25,000            20,000
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated) (1) (2)                           15,821            18,257
BANK ONE CORP.:
 2.625% 2008                                                                                              6,000             5,776
 4.90% 2015                                                                                               4,000             3,924
BANK ONE, Texas, NA 6.25% 2008                                                                            7,250             8,009
Credit Suisse First Boston (USA), Inc. 6.50% 2012                                                        15,000            16,722
Skandinaviska Enskilda Banken AB, 7.50% (undated) (1)                                                    12,500            14,223
Comerica, Inc., Imperial Capital Trust I, Imperial Bancorp, Series B, 9.98% 2026                         10,200            12,557
Unicredito Italiano SpA, Series B, 8.048% (undated) (1)                                  Euro             7,000            10,486
United Overseas Bank Ltd. 4.50% 2013 (2)                                                          $      10,000             9,568
State Street Capital Trust II 1.68% 2008 (1)                                                              9,250             9,285
Bank of Nova Scotia 1.375% Eurodollar note (undated) (1)                                                 10,000             8,076
Allfirst Preferred Capital Trust 2.65% 2029 (1)                                                           8,000             8,015
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (1) (2)                                  6,500             7,484
Lloyds Bank, Series 2, 1.375% (undated) (1)                                                               8,000             6,744
Allied Irish Banks Ltd. 1.688% (undated) (1)                                                              7,000             5,809
Commerzbank AG, Series 360, 6.125% 2011                                                  Euro             4,000             5,451
Wachovia Corp. 3.50% 2008                                                                          $      5,000             4,984
Bergen Bank 1.313% (undated) (1)                                                                          5,000             4,035
Christiana Bank Og Kreditkasse 1.50% (undated) (1)                                                        4,000             3,140
Zions Bancorp. 6.00% 2015                                                                                 2,675             2,812
UnionBanCal Corp. 5.25% 2013                                                                              2,000             2,024
                                                                                                                        1,445,675

DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.57%
Sprint Capital Corp.:
 7.90% 2005                                                                                              12,000            12,788
 7.125% 2006                                                                                              1,750             1,894
 6.00% 2007                                                                                              35,315            37,749
 7.625% 2011                                                                                             73,420            82,436
 8.375% 2012                                                                                             19,018            22,254
 6.90% 2019                                                                                              56,846            58,235
 6.875% 2028                                                                                              5,000             4,896
British Telecommunications PLC: (1)
 8.375% 2010                                                                                             43,590            53,130
 8.875% 2030                                                                                             22,500            29,527
France Telecom: (1)
 8.45% 2006                                                                                               6,050             6,762
 9.00% 2011                                                                                              50,000            60,152
Orange PLC 8.75% 2006                                                                                     8,000             9,020
AT&T Corp.: (1)
 7.00% 2006 (3)                                                                                          25,000            27,667
 7.80% 2011                                                                                              39,750            45,833
Verizon Global Funding Corp.:
 7.25% 2010                                                                                              34,250            39,500
 7.375% 2012                                                                                              7,835             9,097
Verizon Virginia Inc., Series A, 4.625% 2013                                                             18,000            17,387
Verizon New York Inc., Series A, 6.875% 2012                                                              5,250             5,820
Telecom Italia SpA:
 Series A, 4.00% 2008 (2)                                                                                 1,270             1,280
 6.25% 2012                                                                              Euro            15,000            20,532
 Series B, 5.25% 2013 (2)                                                                         $      34,000            34,146
Sogerim SA 7.00% 2011                                                                    Euro             1,400             1,995
Deutsche Telekom International Finance BV:
 8.25% 2005 (1)                                                                                    $      5,000             5,426
 7.50% 2007 (1)                                                                          Euro             3,500             4,918
 3.875% 2008                                                                                      $       1,100             1,105
 8.50% 2010 (1)                                                                                           1,000             1,211
 8.125% 2012 (1)                                                                         Euro             3,910             6,032
 9.25% 2032 (1)                                                                                   $      12,750            17,559
VoiceStream Wireless Corp. 10.375% 2009                                                                       1                 1
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                          Euro            22,000            30,031
Qwest Services Corp.: (2)
 13.00% 2007                                                                                      $      11,209            13,227
 13.50% 2010                                                                                              2,666             3,253
 14.00% 2014                                                                                              5,451             6,964
Koninklijke KPN NV 8.00% 2010                                                                            17,125            20,519
Singapore Telecommunications Ltd.:
 6.375% 2011                                                                                              4,575             5,066
 6.375% 2011 (2)                                                                                            225               249
 7.375% 2031 (2)                                                                                         10,000            11,850
TELUS Corp.:
 7.50% 2007                                                                                               8,250             9,241
 8.00% 2011                                                                                               5,250             6,149
PCCW-HKT Capital Ltd. 7.75% 2011 (2)                                                                     12,375            14,550
Comcast UK Cable Partners Ltd. 11.20% 2007                                                               12,790            12,982
NTELOS, Inc. 9.00% convertible notes 2013 (2) (4)                                                        11,915            12,136
Telefonica Europe BV 5.125% 2013                                                         Euro             7,600             9,823
GT Group Telecom Inc., units, 0%/13.25% 2010 (2) (4) (5) (6) (7)                                  $       2,753                 6
NTL Europe, Inc., Series A, 10.00% preferred 2023                                                    100 shares                 1
XO Communications, Inc. 14.00% preferred 2009  (8) (9)                                                       24                 -
                                                                                                                          774,399

AUTOMOBILES  -  4.37%
General Motors Acceptance Corp.:
 7.50% 2005                                                                                       $      40,000            43,004
 6.125% 2007                                                                                              5,000             5,375
 6.15% 2007                                                                                               7,500             8,044
 5.85% 2009                                                                                              15,000            15,902
 5.75% 2010 (2)                                                                          Euro             7,000             9,043
 7.75% 2010                                                                                       $      26,386            29,947
 6.875% 2011                                                                                             83,350            89,913
 7.25% 2011                                                                                              17,000            18,677
 6.875% 2012                                                                                             52,100            56,142
 7.00% 2012                                                                                              14,500            15,614
 8.00% 2031                                                                                              35,750            40,266
General Motors Corp.:
 7.25% 2013                                                                              Euro             9,000            12,547
 Series B, 5.25% convertible debentures 2032                                                        $       525            14,107
Ford Motor Credit Co.:
 6.875% 2006                                                                                             46,000            49,120
 6.50% 2007                                                                                               2,000             2,132
 5.625% 2008                                                                                             10,000            10,277
 5.80% 2009                                                                                              17,000            17,526
 7.375% 2009                                                                                             20,000            21,989
 7.875% 2010                                                                                              7,350             8,223
 7.25% 2011                                                                                              28,500            30,956
 7.375% 2011                                                                                             78,625            85,815
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust
   preferred 2032                                                                                       351,600 shares     19,637
Ford Motor Co. 7.45% 2031                                                                          $      7,100             7,196
DaimlerChrysler North America Holding Corp.:
 7.75% 2005                                                                                              18,462            19,875
 6.40% 2006                                                                                              19,000            20,368
 4.05% 2008                                                                                              40,400            40,165
 4.75% 2008                                                                                               4,800             4,916
 7.75% 2011                                                                                               4,000             4,581
 7.30% 2012                                                                                              19,750            22,024
 6.50% 2013                                                                                              16,750            17,677
                                                                                                                          741,058

INSURANCE  -  4.08%
International Lease Finance Corp.:
 3.75% 2007                                                                                              15,000            15,310
 4.35% 2008                                                                                              21,000            21,454
 4.50% 2008                                                                                              29,500            30,494
 Series O, 4.55% 2009                                                                                    18,600            18,583
 5.875% 2013                                                                                              9,700            10,238
AIG SunAmerica Global Financing VII 5.85% 2008 (2)                                                       16,750            18,270
Prudential Holdings, LLC, Series C, 8.695% 2023 (2)  (10)                                                76,875            95,172
PRICOA Global Funding I, Series 2003-2, 3.90% 2008 (2)                                                    5,000             5,008
Prudential Insurance Co. of America 6.375% 2006 (2)                                                       4,000             4,360
Prudential Funding LLC 6.60% 2008 (2)                                                                     3,000             3,343
ReliaStar Financial Corp.:
 8.625% 2005                                                                                              5,000             5,343
 8.00% 2006                                                                                              23,160            26,198
 6.50% 2008                                                                                               6,016             6,651
ING Capital Funding Trust III 8.439% noncumulative preferred (undated) (1)                               19,750            23,947
Ing Verzekeringen NV 6.25% 2021 (1)                                                      Euro             3,750             5,092
ING Bank NV 5.50% 2012                                                                                    3,750             5,009
International Nederland Bank NV 5.125% 2015 (2)                                                    $      2,500             2,497
Allstate Financial Global Funding LLC: (2)
 5.25% 2007                                                                                              26,500            28,505
 4.25% 2008                                                                                               7,500             7,679
Allstate Corp. 6.75% 2018                                                                                15,000            17,105
Allstate Financing II 7.83% 2045                                                                          6,940             7,797
Monumental Global Funding Trust II: (2)
 2001-B, Series B, 6.05% 2006                                                                            11,025            11,849
 2002-A, Series A, 5.20% 2007                                                                            17,500            18,685
AEGON NV:
 4.625% 2008                                                                             Euro             7,750             9,989
 6.125% 2031                                                                             Pound            1,600             3,121
Transamerica Corp. 9.375% 2008                                                                     $      7,500             8,922
Monumental Global Funding Ltd., Series 2001-N, 5.75% 2007                                Pound            1,840             3,320
Mangrove Bay Pass Through Trust 6.102% 2033 (1)  (2)                                              $      48,670            48,271
XL Capital Finance (Europe) PLC 6.50% 2012                                                                6,455             7,076
Nationwide Mutual Insurance Co. 7.875% 2033 (2)                                                          26,750            31,042
Nationwide Life Insurance Co. 5.35% 2007 (2)                                                              4,250             4,579
MetLife, Inc. 3.911% 2005                                                                                31,730            32,641
Principal Life Global Funding I 4.40% 2010 (2)                                                           26,600            26,817
ACE Ltd., Series C, preferred depositary shares                                                         680,000 shares     18,741
ACE Capital Trust II 9.70% 2030                                                                    $      2,413             3,157
ACE INA Holdings Inc. 8.875% 2029                                                                         2,450             3,068
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                                      23,125            24,820
Hartford Financial Services Group, Inc.:
 2.375% 2006                                                                                              2,000             1,991
 4.70% 2007                                                                                              14,250            14,983
Travelers Property Casualty Corp.:
 3.75% 2008                                                                                               5,500             5,529
 5.00% 2013                                                                                              10,000            10,025
CNA Financial Corp.:
 6.75% 2006                                                                                               3,000             3,200
 6.60% 2008                                                                                               3,458             3,645
 7.25% 2023                                                                                               5,850             5,871
United Energy Distribution Pty Ltd., AMBAC insured, 4.70% 2011 (2)                                       10,000            10,160
Lincoln National Corp.:
 6.20% 2011                                                                                               1,270             1,388
 7.00% 2018                                                                                               6,275             7,265
Munich Re Finance BV 6.75% 2023                                                          Euro             5,850             8,164
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (2)                                      $      5,000             5,316
                                                                                                                          691,690

WIRELESS TELECOMMUNICATION SERVICES  -  3.77%
AT&T Wireless Services, Inc.:
 7.875% 2011                                                                                             32,775            37,989
 8.125% 2012                                                                                             74,590            87,878
 8.75% 2031                                                                                               7,025             8,698
Tritel PCS, Inc. 10.375% 2011                                                                            26,278            31,458
TeleCorp PCS, Inc. 10.625% 2010                                                                           6,046             7,070
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006 (3)                                     120,815           129,027
Vodafone Group PLC:
 4.25% 2009                                                                              Euro             7,000             8,872
 7.75% 2010                                                                                       $      56,410            66,957
 5.375% 2015                                                                                              8,215             8,312
American Tower Corp.:
 9.375% 2009                                                                                             49,925            53,420
 5.00% convertible debentures 2010                                                                       21,000            20,107
Nextel Communications, Inc.:
 6.875% 2013                                                                                              9,675            10,280
 7.375% 2015                                                                                             16,325            17,631
Dobson Communications Corp.:
 Series F, 6.00% convertible preferred (2)                                                               15,400 shares      2,618
 13.00% senior exchangeable preferred 2009 (8)                                                           11,335            12,128
 8.875% 2013 (2)                                                                                  $      11,320            11,518
Nextel Partners, Inc.:
 12.50% 2009                                                                                              2,051             2,389
 11.00% 2010                                                                                             13,066            14,503
 8.125% 2011                                                                                              8,375             8,961
Cricket Communications, Inc.: (1)  (6)
 6.188% 2007                                                                                             16,535            10,582
 6.375% 2007                                                                                              5,725             3,664
 6.625% 2007                                                                                              6,850             4,384
 9.50% 2007                                                                                              10,500             6,720
Centennial Cellular Corp. 10.75% 2008                                                                    18,300            19,398
Crown Castle International Corp.:
 10.75% 2011                                                                                              5,000             5,650
 7.50% 2013 (2)                                                                                           3,225             3,257
 Series B, 7.50% 2013 (2)                                                                                 6,200             6,262
AirGate PCS, Inc. 0%/13.50% 2009 (5)                                                                     21,000            14,910
Triton PCS, Inc.:
 8.75% 2011                                                                                               2,500             2,475
 9.375% 2011                                                                                              4,000             4,100
 8.50% 2013                                                                                               2,500             2,700
mmO2 6.375% 2007                                                                         Euro             6,500             8,805
Cellco Finance NV 12.75% 2005                                                                      $      3,500             3,902
Millicom International Cellular SA 10.00% 2013 (2)                                                        1,500             1,590
Rogers Cantel Inc. 9.75% 2016                                                                             1,250             1,512
                                                                                                                          639,727

MEDIA  -  3.34%
Liberty Media Corp.:
 7.75% 2009                                                                                               8,250             9,472
 7.875% 2009                                                                                             43,520            50,482
 5.70% 2013                                                                                                 750               760
 8.50% 2029                                                                                              17,500            21,272
 8.25% 2030                                                                                              32,125            38,575
Tele-Communications, Inc.:
 9.80% 2012                                                                                              17,500            22,862
 7.875% 2013                                                                                             10,750            12,747
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                                              7,000             8,123
 6.875% 2009                                                                                              7,194             8,121
Comcast Corp. 6.50% 2015                                                                                  8,000             8,701
Lenfest Communications, Inc. 7.625% 2008                                                                  6,750             7,601
AOL Time Warner Inc. 6.875% 2012                                                                         40,000            45,099
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                               7,050             7,626
 6.625% 2008                                                                                              5,375             5,977
 7.65% 2010                                                                                              10,000            11,724
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                         16,000            18,600
Viacom Inc.:
 6.40% 2006                                                                                               5,000             5,402
 5.625% 2007                                                                                              6,600             7,141
 7.70% 2010                                                                                              13,000            15,558
 6.625% 2011                                                                                             13,000            14,780
Univision Communications Inc. 7.85% 2011                                                                 30,305            36,080
Young Broadcasting Inc.:
 Series B, 9.00% 2006                                                                                     1,528             1,534
 Series B, 8.75% 2007                                                                                    14,102            14,525
 8.50% 2008 (2)                                                                                           3,500             3,780
 10.00% 2011                                                                                             12,317            13,333
Antenna TV SA:
 9.00% 2007                                                                                               6,750             6,792
 9.75% 2008                                                                              Euro            15,000            19,393
Emmis Communications Corp. 0%/12.50% 2011 (5)                                                     $      24,213            22,548
News America Holdings Inc.:
 6.625% 2008                                                                                             12,900            14,361
 8.625% 2014                                                                             A$               5,150             3,912
Cinemark USA, Inc. 9.00% 2013                                                                      $      9,925            11,215
Hollinger Participation Trust 12.125% 2010 (1)  (2)   (8)                                                 8,907            10,622
Cox Radio, Inc.:
 6.375% 2005                                                                                              8,000             8,418
 6.625% 2006                                                                                              1,965             2,126
Century Communications Corp. 0% 2003 (11)                                                                 5,000             4,450
Adelphia Communications Corp.:
 10.25% 2006 (6)                                                                                          3,500             3,273
 Series B, 13.00% preferred 2009 (9)                                                                     50,565 shares        771
FrontierVision 11.00% 2006 (6)                                                                      $       700               752
AMC Entertainment Inc. 9.50% 2009                                                                         8,250             8,539
Gannett Co., Inc. 4.95% 2005                                                                              8,000             8,321
Regal Cinemas Corp., Series B, 9.375% 2012                                                                7,250             8,229
Carmike Cinemas, Inc., Series B, 10.375% 2009                                                             7,675             8,097
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                                                    7,510             7,810
Telenet Group Holding NV 0%/11.50% 2014 (2)  (5)                                                         11,250             7,144
Charter Communications Holdings, LLC 0%/9.92% 2011 (5)                                                    1,700             1,462
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013 (2)                                           4,000             4,090
RBS Participacoes SA 11.00% 2007 (2)                                                                      7,250             5,474
Radio One, Inc., Series B, 8.875% 2011                                                                    4,000             4,430
EchoStar DBS Corp. 9.125% 2009                                                                            2,750             3,090
Globo Comunicacoes e Participacoes Ltda., Series B: (6)
 10.50% 2006 (2)                                                                                          1,990               896
 10.50% 2006                                                                                                690               311
                                                                                                                          566,401

ELECTRIC UTILITIES  -  2.52%
Israel Electric Corp. Ltd.: (2)
 7.75% 2009                                                                                              17,000            19,227
 7.95% 2011                                                                                               3,250             3,679
 7.70% 2018                                                                                               8,500             9,337
 7.875% 2026                                                                                             15,000            16,124
 7.75% 2027                                                                                              15,545            16,236
 8.10% 2096                                                                                              12,000            11,923
Edison Mission Energy:
 10.00% 2008                                                                                              5,200             5,421
 7.73% 2009                                                                                               9,375             8,977
 9.875% 2011                                                                                             29,410            30,733
Homer City Funding LLC 8.734% 2026 (10)                                                                  20,200            21,816
Midwest Generation, LLC, Series B, 8.56% 2016 (10)                                                        8,000             8,349
Exelon Generation Co., LLC 6.95% 2011                                                                    22,975            25,847
Commonwealth Edison Co.:
 Series 99, 3.70% 2008                                                                                    7,125             7,161
 First Mortgage Bonds, Series 102, 4.74% 2010                                                            12,500            12,797
 Series 101, 4.70% 2015                                                                                   3,000             2,927
PECO Energy Co., First and Refunding Mortgage Bonds:
 3.50% 2008                                                                                               5,000             4,992
 4.75% 2012                                                                                               3,900             3,896
Exelon Corp. 6.75% 2011                                                                                   6,200             6,937
Virginia Electric and Power Co.:
 Series 2002-A, 5.375% 2007                                                                              14,140            15,092
 Series 2003-D, 4.75% 2013                                                                               22,000            21,787
Dominion Resources, Inc., Series 2002-C, 5.70% 2012 (1)                                                   1,000             1,056
Cilcorp Inc.:
 8.70% 2009                                                                                               1,000             1,208
 9.375% 2029                                                                                             21,830            29,446
Alabama Power Co.:
 Series U, 2.65% 2006                                                                                    20,500            20,644
 4.70% 2010                                                                                               2,250             2,302
Southern Power Co., Series B, 6.25% 2012                                                                  2,500             2,706
Progress Energy, Inc.:
 5.85% 2008                                                                                               2,500             2,684
 7.10% 2011                                                                                               5,000             5,643
 6.85% 2012                                                                                               4,000             4,466
 7.00% 2031                                                                                               2,500             2,686
Progress Energy Florida, Inc., First Mortgage Bonds 4.80% 2013                                            7,000             6,966
SP PowerAssets Ltd.: (2)
 3.80% 2008                                                                                              10,000            10,052
 5.00% 2013                                                                                               8,000             8,061
Niagara Mohawk Power Corp., Series G, 7.75% 2008                                                         14,460            16,801
Consolidated Edison Co. of New York, Inc.:
 Series 2003-A, 3.625% 2008                                                                               6,000             6,007
 Series B, 3.85% 2013                                                                                     5,000             4,648
 Series 2003-C, 5.10% 2033                                                                                1,000               908
 Series 2003-A, 5.875% 2033                                                                               1,000             1,017
Oncor Electric Delivery Co. 6.375% 2012                                                                  10,700            11,778
PacifiCorp, First Mortgage Bonds:
 4.30% 2008                                                                                               2,500             2,556
 5.45% 2013                                                                                               7,500             7,796
Tri-State Generation and Transmission Association, Inc., Series 2003-A,
  6.04% 2018 (2)                                                                                          8,700             8,942
MidAmerican Energy Co. 5.125% 2013                                                                        7,500             7,644
E.ON International Finance BV 5.75% 2009                                                 Euro             5,000             6,809
Wisconsin Gas Co. 5.20% 2015                                                                       $      1,000             1,013
                                                                                                                          427,097

INDUSTRIAL CONGLOMERATES  -  2.08%
General Electric Capital Corp., Series A:
 5.00% 2007                                                                                              21,500            22,919
 5.375% 2007                                                                                             13,250            14,262
 3.50% 2008                                                                                              29,000            29,058
 6.00% 2012                                                                                              15,000            16,294
General Electric Co. 5.00% 2013                                                                          32,750            33,181
Hutchison Whampoa International Ltd.: (2)
 7.00% 2011                                                                                              33,125            36,458
 6.50% 2013                                                                                              47,200            49,260
 6.25% 2014                                                                                              20,000            20,353
Tyco International Group SA:
 6.125% 2008                                                                                             14,500            15,588
 6.125% 2009                                                                                             11,750            12,631
 6.375% 2011                                                                                             46,265            49,677
 6.00% 2013 (2)                                                                                           2,500             2,588
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
  securities (2)                                                                                      1,670,000 shares     44,255
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual                             230,000             6,095
  preferred capital securities (2)
                                                                                                                          352,619

CONSUMER FINANCE  -  1.61%
SLM Corp., Series A:
 3.625% 2008                                                                                       $      5,500             5,482
 3.95% 2008                                                                                              27,500            27,801
 4.00% 2009                                                                                               5,000             5,040
 5.375% 2013                                                                                              5,450             5,602
 5.00% 2015                                                                                              13,000            12,853
USA Education, Inc. 5.625% 2007                                                                          45,150            48,964
Capital One Financial Corp.:
 7.25% 2006                                                                                              12,250            13,263
 8.75% 2007                                                                                              18,410            20,753
 7.125% 2008                                                                                              4,250             4,596
 6.25% 2013                                                                                              10,000            10,271
Capital One Bank:
 8.25% 2005                                                                                               2,000             2,164
 6.875% 2006                                                                                              2,000             2,165
 5.75% 2010                                                                                              11,500            12,182
 6.50% 2013                                                                                               6,000             6,302
MBNA Corp.:
 Series F, 7.50% 2012                                                                                     8,700            10,124
 5.00% 2015                                                                                               7,450             7,243
 MBNA Capital A, Series A, 8.278% 2026                                                                    7,500             8,175
 Series B, 1.963% 2027 (1)                                                                               32,800            28,537
MBNA Europe Funding PLC 6.50% 2007                                                       Euro             5,000             6,788
Providian Financial Corp., Series A, 9.525% 2027 (2)                                              $      16,750            15,787
Advanta Capital Trust I, Series B, 8.99% 2026                                                            12,500             9,813
American Express Credit Corp. 3.00% 2008                                                                  9,060             8,876
                                                                                                                          272,781

PAPER & FOREST PRODUCTS  -  1.26%
Weyerhaeuser Co.:
 5.95% 2008                                                                                              16,125            17,351
 5.25% 2009                                                                                              11,875            12,348
 6.75% 2012                                                                                              21,250            23,219
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (10)                                                                                 783               736
 Class A-2, 7.11% 2028 (10)                                                                              31,400            24,297
 Class A-3, 7.71% 2028                                                                                   19,143            12,252
SCA Coordination Center NV 4.50% 2015 (2)                                                                39,500            37,017
Georgia-Pacific Corp.:
 7.50% 2006                                                                                               4,800             5,100
 8.125% 2011                                                                                              7,000             7,735
 9.50% 2022                                                                                              13,115            13,705
Potlatch Corp. 10.00% 2011                                                                               11,450            12,824
UPM-Kymmene Corp. 6.125% 2012                                                            Euro             7,500            10,208
Kappa Beheer BV 0%/12.50% 2009 (5)                                                                        6,000             7,795
Packaging Corp. of America:
 4.375% 2008                                                                                       $      3,500             3,507
 5.75% 2013                                                                                               4,000             4,048
MeadWestvaco Corp. 2.75% 2005                                                                             7,180             7,123
Norske Skogindustrier ASA 6.125% 2015 (2)                                                                 6,500             6,598
International Paper Co. 5.375% 2006                                                      Euro             4,500             5,887
Pindo Deli Finance Mauritius Ltd. 10.25% 2002 (11)                                                 $      6,000             1,260
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (6)                                                         2,250               923
APP International Finance Co. BV 11.75% 2005 (6)                                                            275               105
                                                                                                                          214,038

REAL ESTATE  -  1.08%
EOP Operating LP:
 7.75% 2007                                                                                               2,000             2,295
 6.75% 2008                                                                                              24,500            27,277
 6.75% 2012                                                                                               8,250             9,127
 7.50% 2029                                                                                               3,420             3,839
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008                               70,400 shares      3,521
Kimco Realty Corp.:
 Series B, 7.68% 2005                                                                              $      4,250             4,664
 Series C, 3.95% 2008                                                                                     5,000             5,014
 6.00% 2012                                                                                              13,500            14,358
Price REIT, Inc. 7.50% 2006                                                                               2,760             3,128
Rouse Co.:
 7.20% 2012                                                                                              18,450            20,831
 5.375% 2013                                                                                              1,000               997
Irvine Co., Class A, 7.46% 2006 (2) (4)                                                                  15,000            16,305
Irvine Apartment Communities, LP 7.00% 2007                                                               5,000             5,446
Hospitality Properties Trust:
 7.00% 2008                                                                                               1,000             1,068
 6.75% 2013                                                                                              19,370            20,329
United Dominion Realty Trust, Inc., Series E, 4.50% 2008                                                 19,000            19,350
Simon Property Group, LP 4.875% 2010                                                                     12,000            12,248
New Plan Realty Trust, Series D, 7.80% preferred cumulative step-up premium rate                        112,500 shares      6,047
Nationwide Health Properties, Inc., Series A, 7.677% preferred cumulative                                50,000             4,650
  step-up premium rate
ERP Operating LP 6.625% 2012                                                                       $      2,000             2,225
                                                                                                                          182,719

DIVERSIFIED FINANCIAL SERVICES  -  1.07%
CIT Group Inc.:
 4.125% 2006                                                                                             25,000            25,883
 5.75% 2007                                                                                              20,500            22,138
 7.375% 2007                                                                                             12,500            14,129
 4.00% 2008                                                                                              14,000            14,173
 6.875% 2009                                                                                             31,000            34,873
 7.75% 2012                                                                                              26,875            31,801
AT&T Capital Corp., Series F, 6.60% 2005                                                                 11,750            12,364
Citigroup Inc.:
 3.50% 2008                                                                                              20,000            20,094
 5.625% 2012                                                                                              5,675             6,001
                                                                                                                          181,456

HEALTH CARE PROVIDERS & SERVICES  -  0.97%
HCA Inc.:
 7.125% 2006                                                                                              9,565            10,369
 5.25% 2008                                                                                               4,700             4,795
 6.95% 2012                                                                                               3,000             3,222
 6.25% 2013                                                                                              24,860            25,491
 6.75% 2013                                                                                               7,000             7,437
Columbia/HCA Healthcare Corp.:
 6.91% 2005                                                                                              14,410            15,184
 7.00% 2007                                                                                               5,260             5,763
 8.85% 2007                                                                                               5,990             6,777
 7.25% 2008                                                                                               5,000             5,495
 8.70% 2010                                                                                               1,750             2,074
 7.69% 2025                                                                                               5,000             5,291
HCA - The Healthcare Co. 8.75% 2010                                                                       2,725             3,249
Humana Inc.:
 7.25% 2006                                                                                               5,000             5,466
 6.30% 2018                                                                                              18,300            19,311
UnitedHealth Group Inc.:
 7.50% 2005                                                                                              13,000            14,278
 5.20% 2007                                                                                               8,000             8,567
Aetna Inc.:
 7.375% 2006                                                                                             14,430            15,884
 7.875% 2011                                                                                              4,635             5,487
                                                                                                                          164,140

OIL & GAS  -  0.94%
ConocoPhillips:
 3.625% 2007                                                                                             14,500            14,630
 4.75% 2012                                                                                              32,500            32,695
Pemex Finance Ltd.:
 8.875% 2010 (10)                                                                                        24,000            28,810
 Series 1999-2, Class A-3, 10.61% 2017 (10)                                                              11,700            15,366
Pemex Project Funding Master Trust 8.625% 2022                                                              750               834
Western Oil Sands Inc. 8.375% 2012                                                                        9,550            10,923
Reliance Industries Ltd. 10.25% 2097 (2)                                                                  8,750             9,561
ChevronTexaco Capital Co. 3.50% 2007                                                                      7,000             7,135
Pogo Producing Co. 10.375% 2009                                                                           6,500             6,923
OXYMAR 7.50% 2016 (2)                                                                                     5,500             5,940
Devon Financing Corp., ULC 6.875% 2011                                                                    4,750             5,394
Newfield Exploration Co.:
 7.625% 2011                                                                                              2,500             2,800
 8.375% 2012                                                                                              2,150             2,419
Teekay Shipping Corp. 8.875% 2011                                                                         4,250             4,845
Premcor Refining Group Inc. 7.75% 2012 (2)                                                                2,000             2,070
Port Arthur Finance Corp. 12.50% 2009 (10)                                                                1,388             1,655
PETRONAS Capital Ltd. 7.00% 2012 (2)                                                                      2,250             2,568
PDVSA Finance Ltd., Series 1998-1B, 6.65% 2006 (10)                                                       2,250             2,289
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2)  (10)                                                  1,850             1,711
                                                                                                                          158,568

HOTELS, RESTAURANTS & LEISURE  -  0.93%
Six Flags, Inc.:
 9.50% 2009                                                                                               3,375             3,552
 8.875% 2010                                                                                             11,850            12,220
 9.75% 2013                                                                                              10,250            10,839
Premier Parks Inc. 9.75% 2007                                                                             2,000             2,098
Carnival Corp.:
 3.75% 2007 (2)                                                                                           8,500             8,523
 6.15% 2008                                                                                              15,913            17,345
MGM Mirage, Inc. 8.50% 2010                                                                               6,850             7,895
MGM Grand, Inc. 6.95% 2005                                                                                5,000             5,225
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                           12,025            12,536
International Game Technology:
 7.875% 2004                                                                                              8,000             8,168
 8.375% 2009                                                                                              2,000             2,397
Buffets, Inc. 11.25% 2010                                                                                 7,500             8,081
Station Casinos, Inc. 8.375% 2008                                                                         7,000             7,534
Mandalay Resort Group, Series B, 10.25% 2007                                                              6,175             7,163
Eldorado Resorts LLC 10.50% 2006                                                                          7,033             7,138
YUM  Brands, Inc. 7.70% 2012                                                                              5,000             5,781
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                             4,793             4,913
Hilton Hotels Corp.:
 7.625% 2008                                                                                              1,000             1,118
 7.625% 2012                                                                                              2,750             3,104
Boyd Gaming Corp. 9.25% 2009                                                                              3,500             3,929
Hyatt Equities, LLC 6.875% 2007 (2)                                                                       3,185             3,424
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                                               1,400             1,491
 8.75% 2011                                                                                               1,625             1,844
Jupiters Ltd. 8.50% 2006                                                                                  3,000             3,285
Sbarro, Inc. 11.00% 2009                                                                                  3,015             2,397
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                                                     2,000             2,123
Argosy Gaming Co. 9.00% 2011                                                                              1,250             1,391
Coast Hotels and Casinos, Inc. 9.50% 2009                                                                 1,000             1,063
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                                       250               271
AMF Bowling Worldwide, Inc. 0% convertible debentures 2018 (2) (4) (6)                                   11,084                 1
                                                                                                                          156,849

MULTILINE RETAIL  -  0.87%
J.C. Penney Co., Inc.:
 Series A, 6.50% 2007                                                                                     4,000             4,265
 7.60% 2007                                                                                               5,350             5,932
 7.375% 2008                                                                                              2,000             2,233
 6.875% 2015                                                                                              1,425             1,505
 7.65% 2016                                                                                              13,300            14,647
 7.95% 2017                                                                                              38,575            44,024
 8.25% 2022 (10)                                                                                          4,547             4,723
 7.40% 2037                                                                                               1,625             1,773
 7.625% 2097                                                                                             18,055            18,619
Target Corp.:
 5.95% 2006                                                                                              10,000            10,815
 3.375% 2008                                                                                             20,830            20,841
Kmart Corp. Pass Through Trust, Series 1995 K-2, 9.78% 2020 (10) (12)                                    10,604             4,884
DR Securitized Lease Trust, Series 1994 K-2, 9.35% 2019 (10) (12)                                         7,382             4,138
Sears Roebuck Acceptance Corp. 6.70% 2012                                                                 5,000             5,522
Kohl's Corp. 7.375% 2011                                                                                  1,500             1,799
Dillard's, Inc.:
 6.43% 2004                                                                                                 150               153
 6.625% 2018                                                                                              1,000               960
                                                                                                                          146,833

MULTI-UTILITIES & UNREGULATED POWER  -  0.75%
Drax Group Ltd.: (1)  (2)
 Class A-1, 6.066% 2015                                                                  Pound            4,603             7,655
 Class B, 5.566% 2025                                                                                     3,894             5,764
Drax Group Ltd., Class A-2, unit, 7.566% 2015 (1) (2) (13)                                                5,293             9,912
AES Trust VII 6.00% convertible preferred 2008                                                          318,500 shares     14,651
AES Corp.:
 9.50% 2009                                                                                         $       927             1,032
 9.375% 2010                                                                                                803               894
El Paso Corp. 7.75% 2032                                                                                 18,000            15,435
Constellation Energy Group, Inc. 6.125% 2009                                                             10,500            11,546
Baltimore Gas and Electric Co. 5.20% 2033                                                                 3,000             2,736
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028 (10)                                       13,500            13,885
Duke Energy Corp.:
 First and Refunding Mortgage Bonds 4.50% 2010                                                            4,500             4,597
 Series D, 7.375% 2010                                                                                    6,750             7,789
Veolia Environnement 4.875% 2013                                                         Euro             8,000             9,932
NGG Finance PLC 6.125% 2011                                                                               6,980             9,545
Equitable Resources, Inc.:
 5.15% 2012                                                                                        $      4,250             4,377
 5.15% 2018                                                                                               2,500             2,454
RWE Finance BV 5.50% 2007                                                                Euro             4,000             5,351
                                                                                                                          127,555

COMMERCIAL SERVICES & SUPPLIES  -  0.67%
Cendant Corp.:
 6.875% 2006                                                                                      $      16,505            18,121
 6.25% 2008                                                                                               7,500             8,190
 7.375% 2013                                                                                             26,660            30,622
PHH Corp.:
 6.00% 2008                                                                                               1,000             1,077
 7.125% 2013                                                                                                750               842
Allied Waste North America, Inc.:
 Series B, 7.625% 2006                                                                                    3,000             3,173
 8.50% 2008                                                                                               8,750             9,778
 Series B, 8.875% 2008                                                                                    6,250             7,031
 10.00% 2009                                                                                             17,850            19,367
 6.50% 2010 (2)                                                                                           4,000             4,120
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                                   8,000             8,160
Stericycle, Inc., Series B, 12.375% 2009                                                                  1,461             1,687
Waste Management, Inc. 7.375% 2010                                                                        1,000             1,157
                                                                                                                          113,325

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.65%
Solectron Corp.:
 Series B, 7.375% 2006                                                                                    4,775             4,966
 9.625% 2009                                                                                             27,875            31,220
 0% LYON convertible notes 2020                                                                          85,400            48,892
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                         12,000            11,400
Celestica Inc. 0% convertible debentures 2020                                                            14,000             7,473
Flextronics International Ltd. 9.75% 2010                                                Euro             2,750             3,797
Jabil Circuit, Inc. 5.875% 2010                                                                    $      2,750             2,872
                                                                                                                          110,620

METALS & MINING  -  0.58%
BHP Finance (USA) Ltd.:
 6.69% 2006                                                                                              10,000            10,985
 8.50% 2012                                                                                              20,000            25,555
Corporacion Nacional del Cobre de Chile:
 6.375% 2012 (2)                                                                                          7,625             8,266
 6.375% 2012                                                                                                300               325
 5.50% 2013 (2)                                                                                          12,000            12,205
Alcan, Inc. 5.20% 2014                                                                                   13,325            13,495
Inco Ltd.:
 7.75% 2012                                                                                               1,700             1,986
 7.20% 2032                                                                                               7,750             8,499
AK Steel Corp. 7.75% 2012                                                                                 6,650             5,719
Luscar Coal Ltd. 9.75% 2011                                                                               4,000             4,550
Earle M. Jorgensen Co. 9.75% 2012                                                                         3,600             4,014
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (11)                                                         7,250             1,595
Steel Dynamics, Inc. 9.50% 2009                                                                           1,250             1,394
                                                                                                                           98,588

CHEMICALS  -  0.56%
Dow Chemical Co.:
 5.75% 2008                                                                                              11,100            11,914
 5.75% 2009                                                                                               6,250             6,700
 6.00% 2012                                                                                              33,500            35,323
Equistar Chemicals, LP:
 6.50% 2006                                                                                               7,800             7,917
 8.75% 2009                                                                                               5,000             5,250
Lyondell Chemical Co.:
 Series A, 9.625% 2007                                                                                    5,500             5,858
 11.125% 2012                                                                                             2,500             2,788
ICI Wilmington, Inc.:
 4.375% 2008                                                                                              2,185             2,179
 5.625% 2013                                                                                             16,965            17,079
                                                                                                                           95,008

COMMUNICATIONS EQUIPMENT  -  0.56%
Motorola, Inc.:
 8.00% 2011                                                                                              58,530            69,344
 7.50% 2025                                                                                              14,500            15,802
 6.50% 2028                                                                                               3,695             3,671
 5.22% 2097                                                                                               6,250             4,722
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007                                          1,037             1,063
                                                                                                                           94,602

MACHINERY  -  0.52%
John Deere Capital Corp.:
 3.90% 2008                                                                                              30,000            30,516
 5.10% 2013                                                                                              15,000            15,395
Deere & Co. 8.95% 2019                                                                                    5,000             6,175
Terex Corp.:
 9.25% 2011                                                                                               7,250             8,011
 Class B, 10.375% 2011                                                                                    5,725             6,441
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031 (2)                                      180,000 shares     11,385
Caterpillar Financial Services Corp.:
 Series F, 2.35% 2006                                                                              $      5,000             4,977
 2.70% 2008                                                                                               6,345             6,137
                                                                                                                           89,037

FOOD & STAPLES RETAILING  -  0.49%
CVS Corp.: (2)
 6.117% 2013  (10)                                                                                       31,959            34,405
 5.789% 2026                                                                                             15,500            15,489
SUPERVALU INC 7.50% 2012                                                                                 11,510            13,096
Wal-Mart Stores, Inc. 3.375% 2008                                                                        12,000            11,903
Delhaize America, Inc.:
 7.375% 2006                                                                                              1,500             1,620
 9.00% 2031                                                                                               3,000             3,660
Pathmark Stores, Inc. 8.75% 2012                                                                          1,850             1,943
Great Atlantic & Pacific Tea Co., Inc.
 9.125% 2011                                                                                                300               276
 9.375% QUIBS preferred 2039                                                                             18,500 shares        436
                                                                                                                           82,828

SPECIALTY RETAIL  -  0.48%
Toys "R" Us, Inc.:
 7.875% 2013                                                                                      $      19,410            20,915
 7.375% 2018                                                                                             28,195            28,238
Office Depot, Inc.:
 10.00% 2008                                                                                              6,500             7,768
 6.25% 2013                                                                                               5,445             5,728
Lowe's Companies, Inc. 8.25% 2010                                                                         8,450            10,309
PETCO Animal Supplies, Inc. 10.75% 2011                                                                   5,375             6,316
Gap, Inc. 6.90% 2007                                                                                      1,300             1,441
                                                                                                                           80,715

AEROSPACE & DEFENSE  -  0.47%
BAE SYSTEMS 2001 Asset Trust, Series 2001: (2)  (10)
 Class B, 7.156% 2011                                                                                    34,596            37,785
 Class G, MBIA insured, 6.664% 2013                                                                      32,693            36,153
General Dynamics Corp. 4.50% 2010                                                                         5,000             5,118
                                                                                                                           79,056

IT SERVICES  -  0.46%
Electronic Data Systems Corp.:
 7.125% 2005 (2)                                                                                          9,500             9,979
 7.125% 2009                                                                                             15,395            16,458
 Series B, 6.00% 2013 (1)                                                                                52,800            51,995
                                                                                                                           78,432

ROAD & RAIL  -  0.43%
Union Pacific Railroad Co. Pass Through Trust: (10)
 Series 2001-1, 6.63% 2022                                                                                8,000             9,044
 Series 2002-1, 6.061% 2023                                                                              17,500            18,929
 Series 2003-1, 4.698% 2024                                                                               5,378             5,182
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust: (10)
 Series 1996-B, 6.96% 2009                                                                                2,745             2,855
 Series 2002-2, 5.14% 2021                                                                               12,500            12,352
 Series 2002-1, 5.943% 2022                                                                              10,500            11,031
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,                          9,473             9,882
  5.70% 2023 (2)  (10)
TFM, SA de CV:
 11.75% 2009                                                                                              1,855             1,915
 12.50% 2012                                                                                              2,145             2,456
                                                                                                                           73,646

THRIFTS & MORTGAGE FINANCE  -  0.39%
Washington Mutual, Inc.:
 7.50% 2006                                                                                              12,000            13,414
 5.625% 2007                                                                                             11,000            11,864
 4.375% 2008                                                                                             12,500            12,862
 4.00% 2009                                                                                               5,000             5,014
Washington Mutual Bank, FA 6.875% 2011                                                                   10,000            11,357
Washington Mutual Finance 8.25% 2005                                                                     10,000            10,912
                                                                                                                           65,423

AUTO COMPONENTS  -  0.38%
ArvinMeritor, Inc. 8.75% 2012                                                                            11,685            13,438
Meritor Automotive, Inc. 6.80% 2009                                                                       6,500             6,858
Visteon Corp. 8.25% 2010                                                                                 15,440            17,136
Delphi Trust II, trust preferred securities, 6.197% 2033 (1)                                              8,750             8,842
Delphi Corp. 6.50% 2013                                                                                   4,000             4,208
Tenneco Automotive Inc., Series B, 11.625% 2009                                                           7,000             7,595
Lear Corp., Series B, 8.11% 2009                                                                          3,580             4,229
Dura Operating Corp., Series B, 8.625% 2012                                                               1,500             1,605
                                                                                                                           63,911

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  0.34%
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                                         14,700            14,075
Micron Technology, Inc. 6.50% 2005 (2)                                                                   11,000            10,945
Hyundai Semiconductor America, Inc. 8.625% 2007 (2)                                                      10,150             9,340
ON Semiconductor Corp. 13.00% 2008 (1)                                                                    5,750             6,713
Fairchild Semiconductor Corp. 10.50% 2009                                                                 4,675             5,236
Amkor Technology, Inc.:
 9.25% 2008                                                                                                 500               570
 7.75% 2013                                                                                               3,750             4,041
TriQuint Semiconductor, Inc. 4.00% convertible subordinated notes 2007                                    3,650             3,522
Cypress Semiconductor Corp. 3.75% convertible subordinated notes 2005                                     2,994             2,994
                                                                                                                           57,436

FOOD PRODUCTS  -  0.32%
Nabisco, Inc.:
 7.05% 2007                                                                                               6,500             7,317
 7.55% 2015                                                                                               5,105             6,122
 6.375% 2035 (1)                                                                                         12,300            12,840
Kraft Foods Inc. 6.25% 2012                                                                                 945             1,032
Burns Philp Capital Pty Ltd.: (2)
 10.75% 2011                                                                                              1,500             1,643
 9.75% 2012                                                                                              17,125            18,409
Cadbury Schweppes US Finance LLC 5.125% 2013 (2)                                                          4,750             4,728
Fage Dairy Industry SA 9.00% 2007                                                                         2,500             2,566
                                                                                                                           54,657

CONTAINERS & PACKAGING  -  0.24%
Owens-Illinois, Inc.:
 8.10% 2007                                                                                               5,750             6,088
 7.35% 2008                                                                                               5,250             5,414
 7.50% 2010                                                                                               2,250             2,320
Owens-Brockway Glass Container Inc. 8.875% 2009                                                           3,000             3,304
Jefferson Smurfit Corp. (US) 8.25% 2012                                                                  10,375            11,309
Stone Container Corp. 9.75% 2011                                                                          3,250             3,608
Longview Fibre Co. 10.00% 2009                                                                            5,500             6,064
Smurfit Capital Funding PLC 6.75% 2005                                                                    2,000             2,080
Temple-Inland Inc. 7.875% 2012                                                                              400               465
                                                                                                                           40,652

HOUSEHOLD DURABLES  -  0.22%
Toll Brothers, Inc. 6.875% 2012                                                                           9,875            10,907
Pulte Homes, Inc. 7.625% 2017                                                                             7,500             8,775
Centex Corp. 4.75% 2008                                                                                   8,000             8,261
MDC Holdings, Inc. 5.50% 2013                                                                             3,000             3,012
Lennar Corp. 7.625% 2009                                                                                  2,000             2,310
Ryland Group, Inc. 9.75% 2010                                                                             2,000             2,280
Boyds Collection, Ltd., Series B, 9.00% 2008                                                              1,501             1,524
                                                                                                                           37,069

PHARMACEUTICALS  -  0.20%
Schering-Plough Corp. 5.30% 2013                                                                         16,750            17,081
Bristol-Myers Squibb Co.: (2)
 4.00% 2008                                                                                              12,695            12,911
 5.25% 2013                                                                                               2,000             2,066
Wyeth 5.50% 2014                                                                                          1,750             1,773
                                                                                                                           33,831

INTERNET & CATALOG RETAIL  -  0.19%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010                        Euro            25,975            32,563


GAS PRODUCTION & DISTRIBUTION  -  0.14%
Kern River Funding Corp. 4.893% 2018 (2)  (10)                                                    $      10,687            10,668
NiSource Finance Corp. 7.625% 2005                                                                        7,000             7,651
TGT Pipeline, LLC 5.20% 2018                                                                              4,250             3,989
Southern California Gas Co., First Mortgage Bonds, Series II,  4.375% 2011                                1,500             1,502
                                                                                                                           23,810

AIRLINES  -  0.14%
Northwest Airlines, Inc.:
 7.625% 2005                                                                                              1,100             1,078
 8.875% 2006                                                                                                875               798
 9.875% 2007                                                                                             10,000             9,150
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                              9,000             8,201
Continental Airlines, Inc., MBIA insured, 2.08% 2009 (1)                                                  2,000             2,010
Delta Air Lines, Inc. 10.375% 2022                                                                        2,577             1,872
United Air Lines, Inc. 9.00% 2003 (11)                                                                    2,000               250
Jet Equipment Trust: (2)  (6)
 Series 1994-A, 11.79% 2013                                                                               4,000               120
 Series 1995-B, 10.91% 2014                                                                               5,000                50
 Series 1995-D, 11.44% 2014                                                                              10,000                50
                                                                                                                           23,579

WATER UTILITIES  -  0.06%
Anglian Water Services Financing PLC 4.625% 2013                                         Euro             8,250            10,140


OFFICE ELECTRONICS  -  0.01%
Xerox Capital (Europe) PLC 5.875% 2004                                                             $      1,000             1,015


INTERNET SOFTWARE & SERVICES  -  0.00%
Exodus Communications, Inc. 11.625% 2010 (6) (10)                                                         1,172                18


MORTGAGE-BACKED OBLIGATIONS
PRIVATE ISSUE
COMMERCIAL MORTGAGE-BACKED SECURITIES  -  4.04% (10)
Chase Commercial Mortgage Securities Corp.:
 Series 1998-1, Class A-1, 6.34% 2030                                                                     1,515             1,542
 Series 1998-2, Class A-2, 6.39% 2030                                                                    44,550            49,529
 Series 1998-1, Class A-2, 6.56% 2030                                                                    16,565            18,414
 Series 2000-2, Class A-1, 7.543% 2032 (3)                                                               18,951            21,049
 Series 2000-1, Class A-1, 7.656% 2032                                                                   10,807            11,207
Morgan Stanley Capital I, Inc.:
 Series 2003-KIDS, Class A, 1.843% 2016  (1)  (2)                                                        26,754            26,754
 Series 1998-HF1, Class A-1, 6.19% 2030                                                                   3,347             3,402
 Series 1998-WF2, Class A-1, 6.34% 2030                                                                   3,835             4,045
 Series 1998-HF2, Class A-2, 6.48% 2030                                                                  17,000            18,942
 Series 1999-FNV1, Class A-1 6.12% 2031                                                                   7,218             7,695
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                                 10,000            11,165
CS First Boston Mortgage Securities Corp.:
 Series 2001-CK6, Class A-1, 4.393% 2006                                                                  3,525             3,619
 Series 2002-FL2, Class A-2, 1.50% 2010 (1)  (2)                                                         12,045            12,039
 Series 2001-CF2, Class A-2, 5.935% 2034                                                                 13,000            13,814
 Series 2001-CF2, Class A-3, 6.238% 2034                                                                  9,000             9,887
 Series 2001-CK6, Class A-2, 6.103% 2036                                                                 20,000            21,888
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                                 4,617             4,800
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 1.77% 2013 (1)  (2)                                                           7,365             7,349
 Series 2002-HOME, Class C, 2.57% 2013 (1)  (2)                                                          10,000             9,931
 Series 1999-WF2, Class X, interest only, 0.258% 2019 (1)                                               285,932             4,991
 Series 1998-C1, Class A-1, 6.34% 2030                                                                    4,830             5,183
 Series 1999-C1, Class X, interest only, 1.036% 2031 (1)  (2)                                           159,356             7,978
 Series 2000-WF2, Class A-2, 7.32% 2032                                                                  16,480            19,203
GMAC Commercial Mortgage Securities, Inc.:
 Series 1997-C1, Class A-3, 6.869% 2029                                                                  20,000            22,132
 Series 1997-C1, Class D, 6.997% 2029                                                                     8,300             9,186
 Series 1997-C2, Class E, 7.624% 2029 (1)                                                                10,000             9,869
 Series 1998-C2, Class C, 6.50% 2035                                                                      9,000            10,012
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (2)                                              43,470            45,767
Morgan Stanley Dean Witter Capital I Trust:
 Series 2002-HQ, Class A-1, 4.59% 2034                                                                    9,077             9,401
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                                 17,468            19,208
 Series 2003-TOP9, Class A-1, 3.98% 2036                                                                  9,659             9,714
GS Mortgage Securities Corp. II, Series 1998-C1: (1)
 Class D, 7.208% 2030                                                                                     3,750             4,123
 Class E, 7.208% 2030                                                                                    31,076            32,249
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
   Series 1999-1:
 Class A-2, 7.439% 2031                                                                                   5,000             5,821
 Class B, 7.619% 2031                                                                                    17,125            20,016
 Class C, 7.625% 2031                                                                                     5,000             5,838
First Union National Bank Commercial Mortgage Trust:
 Series 2000-C1, Class A-1, 7.739% 2032                                                                  17,645            19,742
 Series 2001-C4, Class A-1, 5.673% 2033                                                                   4,495             4,825
DLJ Commercial Mortgage Corp.:
 Series 1998-CF1, Class A-1A, 6.14% 2031                                                                  9,118             9,487
 Series 1999-CG1, Class A-1B, 6.46% 2032                                                                 10,000            11,122
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C,
   6.746% 2031                                                                                           18,000            20,219
DLJ Mortgage Acceptance Corp.:
 Series 1996-CF2, Class A-1B, 7.29% 2021 (2)                                                              2,524             2,594
 Series 1996-CF1, Class A-2, 7.89% 2028 (1)  (2)                                                          5,620             5,712
 Series 1998-CF1, Class A-1B, 6.41% 2031                                                                 10,000            11,058
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011 (2)                                   15,475            16,284
Banc of America Commercial Mortgage Trust, Series 2001-1, Class A-2, 6.503% 2036                         14,450            16,133
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                                  10,000            11,935
Commercial Mortgage, Series 2000-FL3A, Class D, 2.493% 2012 (1)  (2)                                     13,776            11,850
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2,
   6.592% 2033                                                                                            8,750             9,820
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
    Series 1998-C2,                                                                                       6,024             6,326
  Class A-1, 6.28% 2035
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                     5,565             5,937
Commercial Mortgage Acceptance Corp.:
 Series 1998-C2, Class A-1, 5.80% 2030                                                                    1,653             1,713
 Series 1998-C1, Class A-1, 6.23% 2031                                                                    3,937             4,154
Opryland Hotel Trust, Series 2001-OPRA, Class C, 2.11% 2011 (1)  (2)                                      5,000             4,889
GE Capital Commercial Mortgage Corp.:
 Series 2001-1, Class A-1, 6.079% 2033                                                                      471               509
 Series 2001-3, Class A-1, 5.56% 2038                                                                     4,078             4,344
Merrill Lynch Mortgage Investors, Inc.: (1)
 Series 1995-C2, Class D, 7.511% 2021                                                                       243               262
 Series 1995-C3, Class A-3, 7.117% 2025                                                                   3,742             3,824
Mortgage Capital Funding, Inc., Series 1998-MC1, Class A-1, 6.417% 2030                                   3,803             3,996
                                                                                                                          684,497

COLLATERALIZED MORTGAGE OBLIGATIONS  -  3.82% (10)
WaMu Mortgage Pass-Through Certificates Trust: (1)
 Series 2003-AR3, Class A-2, 2.828% 2033                                                                    769               769
 Series 2003-AR3, Class A-3, 3.567% 2033                                                                 11,500            11,534
 Series 2003-AR7, Class A-7, 3.842% 2033                                                                 76,377            74,984
 Series 2003-AR8, Class A, 4.03% 2033                                                                    13,959            14,086
 Series 2003-AR5, Class A-7, 4.21% 2033                                                                  15,398            15,439
 Series 2003-AR6, Class A-1, 4.38% 2033                                                                  56,754            56,709
Bear Stearns ARM Trust: (1)
 Series 2003-2, Class A-3, 3.703% 2033 (2)                                                               10,433            10,486
 Series 2003-6, Class A-2, 4.074% 2033                                                                   71,267            72,028
 Series 2003-3, Class II-A-2, 4.211% 2033                                                                37,076            37,335
 Series 2003-3, Class III-A-1, 5.185% 2033                                                               16,933            17,134
 Series 2003-9, Class III-A-2, 5.082% 2034                                                                9,794             9,968
 Series 2003-8, Class III-A-1, 5.245% 2034                                                               10,993            11,103
Banc of America Mortgage Securities Trust: (1)
 Series 2003-F, Class 2-A-1, 3.734% 2033                                                                 65,330            66,047
 Series 2003-G, Class 2-A-1, 4.088% 2033                                                                 18,161            18,237
 Series 2003-D, Class 2-A-1, 4.183% 2033                                                                 15,105            15,180
 Series 2003-I, Class 3-A-1,  4.573% 2033                                                                19,538            19,553
Merrill Lynch Mortgage Investors, Inc.: (1)
 Series 2003-A6, Class II-A, 4.31% 2033                                                                   9,910             9,943
 Series 2003-A4, Class II-A, 4.61% 2033                                                                  40,754            41,272
CHL Mortgage Pass-Through Trust: (1)
 Series 2003-HYB3, Class 4-A-1, 3.551% 2033                                                              11,878            11,863
 Series 2003-27, Class A-1, 3.842% 2033                                                                  32,793            32,613
CS First Boston Mortgage Securities Corp.: (1)
 Series 2003-AR20, Class II-A-2, 4.026% 2033                                                             13,114            13,184
 Series 2003-AR12, Class II-A-2, 4.378% 2033                                                              5,803             5,808
 Series 2003-AR28, Class II-A-1, 4.628% 2033                                                              9,570             9,678
Wells Fargo Mortgage Backed Securities Trust, Series 2003-K, Class I-A-1,
   4.522% 2033 (1)                                                                                       22,378            22,037
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class II-A-1,
   4.55% 2014 (1)                                                                                        17,500            17,680
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028                                     8,493             8,656
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033 (1)                            7,098             7,164
Security National Mortgage Loan Trust: (2)
 Series 2001-3A, Class A-2, 5.37% 2014                                                                    1,670             1,694
 Series 2000-1, Class A-2, 8.75% 2024                                                                     4,336             4,610
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 4.969% 2040 (2)  (1)                             5,416             5,145
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                            1,716             1,782
Travelers Mortgage Securities Corp., Series 1, Class Z-2, 12.00% 2014                                     1,360             1,380
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027                             1,282             1,281
GS Mortgage Securities Corp., Series 1998-2, Class M, 7.75% 2027 (2)                                        980             1,083
Nationsbanc Montgomery Funding Corp., Series 1998-5, Class A-1, 6.00% 2013                                  224               226
Bear Stearns Structured Securities Inc., Series 1997-2, Class AWAC,
   20.612% 2036 (1)  (2)                                                                                    170               204
                                                                                                                          647,895

OTHER  -  1.11%
Realkredit Danmark AS, Class 23-D, 5.00% 2035 (10)                                       DKr            511,434            83,258
Structured Asset Securities Corp., Class A: (1)  (2) (10)
 Series 1998-RF2, 8.541% 2027                                                                     $      15,959            17,632
 Series 1998-RF1, 8.712% 2027                                                                             5,638             6,232
 Series 1999-RF1, 7.897% 2028                                                                             3,749             4,059
Arena BV, Series 2000-I, Class A, 6.133% 2062 (1)  (10)                                  Euro            15,500            21,419
CHL Mortgage Pass-Through Trust, Series 2003-J6, Class 2-A-1, 4.75% 2018 (10)                     $      20,783            20,627
Wells Fargo Mortgage Backed Securities Trust, Series 2003-13, Class A-1,
   4.5% 2018 (10)                                                                                        19,766            19,790
Hypothekenbank in Essen AG 5.25% 2008                                                    Euro             6,000             8,032
Rheinische Hypothekenbank Eurobond 4.25% 2008                                                             5,000             6,445
First Boston Mortgage Securities Corp., Series D: (10)
 principal only, 0% 2017                                                                            $       235               218
 interest only, 10.965% 2017                                                                                235                52
                                                                                                                          187,764

AGENCY PASS-THROUGHS (10)
FREDDIE MAC  -  3.92%
4.50% 2019                                                                                               86,500            86,514
5.00% 2019 - 2034                                                                                        84,000            85,083
6.00% 2017 - 2034                                                                                       473,019           488,697
8.00% 2008 - 2026                                                                                           495               536
8.25% 2007                                                                                                  278               295
8.50% 2007 - 2027                                                                                         2,469             2,675
8.75% 2008                                                                                                  384               411
11.00% 2018                                                                                                 298               347
                                                                                                                          664,558

FANNIE MAE  -  3.52%
3.82% 2033 (1)                                                                                            6,985             6,999
4.50% 2019                                                                                               20,000            20,022
5.00% 2018 - 2033                                                                                        70,794            72,073
5.50% 2016 - 2034                                                                                       273,473           279,633
5.533% 2026 (1)                                                                                           2,185             2,270
6.00% 2016 - 2034                                                                                        99,197           103,183
6.50% 2016 - 2032                                                                                        85,291            90,050
7.00% 2009 - 2032                                                                                        10,182            10,834
7.50% 2009 - 2031                                                                                         5,870             6,297
8.00% 2023 - 2031                                                                                           955             1,034
8.50% 2009 - 2027                                                                                           413               439
9.00% 2018 - 2022                                                                                           551               607
9.50% 2009                                                                                                   65                71
10.00% 2018                                                                                               1,147             1,327
11.268% 2020 (1)                                                                                          1,120             1,325
12.00% 2019                                                                                               1,123             1,344
                                                                                                                          597,508

GOVERNMENT NATIONAL MORTGAGE ASSN.  -  1.45%
5.50% 2034                                                                                               26,025            26,379
6.00% 2034                                                                                              111,975           115,999
6.50% 2008 - 2031                                                                                         1,940             2,058
7.00% 2008 - 2031                                                                                        44,373            47,563
7.50% 2007 - 2032                                                                                        17,578            18,969
8.00% 2017 - 2030                                                                                        18,343            19,987
8.50% 2020 - 2029                                                                                         2,057             2,267
9.00% 2009 - 2022                                                                                         2,729             3,008
9.50% 2009 - 2020                                                                                         2,163             2,395
10.00% 2020 - 2021                                                                                        5,694             6,617

                                                                                                                          245,242

AGENCY (10)
COLLATERALIZED MORTGAGE OBLIGATIONS  -  0.97%
Fannie Mae:
 Series 90-93, Class G, 5.50% 2020                                                                          110               113
 Series 93-247, Class Z, 7.00% 2023                                                                         224               224
 Series 2001-4, Class GA, 10.198% 2025 (1)                                                                1,987             2,280
 Series 2001-4, Class NA, 11.79% 2025 (1)                                                                10,347            11,987
 Series 1998-W5, Class B3, 6.50% 2028 (2)                                                                 4,235             4,151
 Series 2002-W3, Class A-5, 7.50% 2028                                                                   17,465            19,081
 Series 2003-T3, Class 2A-3, 2.869% 2029                                                                  6,650             6,663
 Series 2002-W7, Class A-5, 7.50% 2029                                                                    2,395             2,616
 Series 2001-20, Class E, 9.587% 2031 (1)                                                                   400               450
 Series 2001-20, Class C, 11.884% 2031 (1)                                                                  461               544
 Series 2003-W10, Class 1A-2B, 3.112% 2037                                                               19,200            19,206
 Series 2001-T10, Class A-1, 7.00% 2041                                                                  24,713            26,682
 Series 2001-50, Class BA, 7.00% 2041                                                                     8,449             9,004
 Series 2002-W1, Class 2-A, 7.50% 2042                                                                   19,570            21,381
Freddie Mac:
 Series H009, Class A-2, 1.876% 2008 (1)                                                                  9,492             9,400
 Series 2310, Class A, 10.568% 2017 (1)                                                                   2,544             2,854
 Series 41, Class F, 10.00% 2020                                                                            429               430
 Series 178, Class Z, 9.25% 2021                                                                            371               372
 Series T-056, Class A-2A, 2.842% 2036                                                                   19,750            19,794
 Series T-042, Class A-2, 5.50% 2042                                                                      7,878             7,997
                                                                                                                          165,229

ASSET-BACKED OBLIGATIONS (10)
AUTO LOAN  -  2.06%
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                                       7,000             7,153
 Series 2000-1, Class B, 7.55% 2005                                                                      14,750            15,048
 Series 2001-3, Class A-3, 1.413% 2006 (1)                                                                2,767             2,759
 Series 2002-1, Class A-3, 4.15% 2006                                                                       970               972
 Series 2001-2, Class B, 5.75% 2007                                                                       4,061             4,124
 Series 2001-3, Class B, 2.113% 2008 (1)                                                                 10,114            10,043
 Series 2002-4, Class B, 3.82% 2009                                                                       7,289             7,240
 Series 2002-2, Class A-4, 4.30% 2010                                                                    24,600            24,890
 Series 2002-2, Class B, 4.67% 2010                                                                       1,509             1,307
CPS Auto Receivables Trust, XLCA insured: (2)
 Series 2003-A, Class A-2, 2.89% 2009                                                                    42,515            42,449
 Series 2002-B, Class A-2, 3.50% 2009                                                                     3,812             3,883
 Series 2002-C, Class A-2, 3.52% 2009                                                                     1,960             1,976
AmeriCredit Automobile Receivables Trust:
 Series 2003-A-M, Class A-3-A, MBIA insured, 2.37% 2007                                                  17,000            17,029
 Series 2003-A-M, Class A-4-A, MBIA insured, 3.10% 2009                                                   2,000             2,003
 Series 2002-C, Class A-4, FSA insured, 3.55% 2009                                                        4,000             4,074
 Series 2003-CF, Class A-4, FSA insured, 3.48% 2010                                                      15,500            15,805
First Investors Auto Owner Trust, MBIA insured: (2)
 Series 2002-A, Class A, 3.46% 2008                                                                       4,307             4,358
 Series 2003-A, Class A, 2.58% 2011                                                                      33,321            33,571
Prestige Auto Receivables Trust, FSA insured: (2)
 Series 2001-1A, Class A, 5.26% 2009                                                                      2,651             2,713
 Series 2003-1, Class A-2, 2.41% 2010                                                                    18,557            18,678
Triad Automobile Receivables Owner Trust, AMBAC insured:
 Series 2002-A, Class A-3, 2.62% 2007                                                                    10,000            10,109
 Series 2002-1, Class A-3, 3.00% 2009 (2)                                                                10,595            10,751
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                         16,000            16,516
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                          15,000            15,351
AESOP Funding II LLC, Series 2003-2, Class A-1, MBIA insured, 2.74% 2007 (2)                             12,000            12,004
Drive Auto Receivables Trust, MBIA insured: (2)
 Series 2000-1, Class A, 6.672% 2006                                                                      1,129             1,143
 Series 2003-1, Class A-3, 2.41% 2007                                                                     5,000             5,034
 Series 2001-2, Class A, 3.91% 2007                                                                       4,275             4,361
Chase Manhattan Auto Owner Trust, Series 2002-B, 4.24% 2009                                               9,210             9,443
Harley-Davidson Motorcycle Trust:
 Series 2001-3, Class B, 3.72% 2009                                                                       1,010             1,026
 Series 2001-3, Class A-2, 4.04% 2009                                                                     5,000             5,108
 Series 2002-2, Class B, 2.84% 2010                                                                       2,974             2,988
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured,
   2.524% 2008 (2)                                                                                        8,000             8,064
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
   3.03% 2010                                                                                             7,000             7,112
SeaWest Securitization, LLC, XLCA insured: (2)
 Series 2002-A, Class A-2, 2.58% 2008                                                                     1,009             1,011
 Series 2002-A, Class A-3, 3.58% 2008                                                                     3,000             3,045
 Series 2003-A, Class A-2, 2.84% 2009                                                                     1,487             1,505
Continental Auto Receivables Owner Trust, Series 2000-B, Class CTFS,
   MBIA insured, 7.11% 2007 (2)                                                                           5,261             5,378
Hyundai Auto Receivables Trust: (2)
 Series 2001-A, Class C, 5.57% 2006                                                                       2,380             2,474
 Series 2002-A, Class C, 3.91% 2009                                                                       2,000             2,030
Chevy Chase Auto Receivables Trust, Series 2001-2, Class A-4, 4.44% 2007                                  4,000             4,096
World Omni Auto Receivables Trust, Series 2001-B, Class B, 4.14% 2008                                     1,410             1,439
                                                                                                                          350,063

AIRPLANE EQUIPMENT TRUST CERTIFICATES-SINGLE LESSEE  -  1.16%
Continental Airlines, Inc.:
 Series 1998-3, Class C-2, 7.25% 2005                                                                    12,000            11,452
 Series 1997-1, Class A, 7.461% 2016                                                                     10,949            10,707
 Series 1996-2, Class D, 11.50% 2016                                                                      1,981             1,584
 Series 2001-1, Class B, 7.373% 2017                                                                      2,916             2,535
 Series 1998-1, Class A, 6.648% 2019                                                                     23,405            22,881
 Series 1997-4, Class A, 6.90% 2019                                                                      28,980            28,623
 Series 1999-1, Class B, 6.795% 2020                                                                     16,473            13,918
 Series 1999-2, Class A-1, 7.256% 2021                                                                    1,604             1,631
 Series 2000-1, Class A-1, 8.048% 2022                                                                    4,399             4,509
Delta Air Lines, Inc.:
 Series 2003-1, Class G, AMBAC insured, 1.911% 2008 (1)                                                  15,745            15,843
 Series 2001-1, Class A-2, 7.111% 2013                                                                    5,000             5,045
 Series 2002-1, Class C, 7.779% 2013                                                                     12,446            10,641
 Series 1992-A2, 9.20% 2014                                                                              11,500             8,510
 1991 Equipment trust certificates, Series J, 10.00% 2014 (2)                                             5,000             3,600
 1990 Equipment trust certificates, Series F, 10.79% 2014 (2)                                             1,700             1,224
American Airlines, Inc.:
 Series 2001-2, Class A-1, 6.978% 2012                                                                    3,547             3,587
 Series 1991-C2, 9.73% 2014                                                                               6,410             4,654
 Series 2001-1, Class B, 7.377% 2019                                                                      8,346             6,027
Southwest Airlines Co., Series 2001-1:
 Class A-2, 5.496% 2006                                                                                   5,000             5,333
 Class B, 6.126% 2006                                                                                     7,500             7,988
AIR 2 US, Series A, 8.027% 2020 (2)                                                                       9,805             8,346
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                             8,000             8,342
United Air Lines, Inc., Series 2000-1, Class A-2, 7.73% 2012                                              9,000             7,452
Jet Equipment Trust: (2)
 Series 1995-B, Class A, 7.63% 2015  (6)                                                                  3,625             1,269
 Series 1995-B, Class C, 9.71% 2015                                                                       5,500               323
 Series 1995-A, Class C, 10.69% 2015                                                                      2,750               275
USAir, Inc. Pass Through Trust, Series 1993-A3, 10.375% 2013 (6)                                          2,126               680
                                                                                                                          196,979

HOME EQUITY  -  1.13%
Residential Asset Securities Corp. Trust:
 Series 2003-KS2, Class A-I-2, 2.15% 2024                                                                 5,200             5,199
 Series 2002-KS4, Class A-1-3, AMBAC insured, 4.59% 2026                                                  4,000             4,051
 Series 2003-KS2, Class A-I-3, 2.66% 2028                                                                16,750            16,685
 Series 1999-KS3, Class A-I-7, 7.505% 2030                                                                3,816             4,033
 Series 2001-KS3, Class A-I-6, 5.96% 2031                                                                24,400            25,807
Residential Asset Mortgage Products Trust:
 Series 2003-RS1, Class A-I-2, 2.871% 2023                                                                8,750             8,777
 Series 2003-RS1, Class A-I-3, 3.495% 2028                                                                4,000             4,039
 Series 2003-RZ4, Class A-7, 4.79% 2033                                                                  10,000             9,967
 Series 2003-RS11, A-I-7, 4.828% 2033                                                                     9,000             8,968
Centex Home Equity Loan Trust, Series 2003-A, Class AF-3, 2.708% 2026                                    22,400            22,396
Chase Funding Trust:
 Series 2003-5, Class IA-6, 4.597% 2015                                                                   4,300             4,190
 Series 2003-5, Class IA-2, 2.451% 2018                                                                  10,325            10,296
 Series 2003-1, Class IA-3, 3.14% 2023                                                                    3,500             3,528
 Series 1999-1, Class IIM-2, 1.721% 2028 (1)                                                              2,013             2,014
 Series 1999-3, Class IIM-1, 1.791% 2029 (1)                                                              1,741             1,745
Long Beach Mortgage Loan Trust, Series 2000-1, Class M-2, 2.249% 2031 (1)                                20,000            19,973
CitiFinancial Mortgage Securities Inc., Series 2003-1, Class AF-2, 2.948% 2033                           11,000            11,091
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 1.969% 2031 (1)                           9,000             9,035
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-HS2, Class A-4, 5.135% 2016 (1)                                                              2,110             2,135
 Series 2001-HI4, Class A-4, 5.64% 2016                                                                   6,081             6,104
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class                           5,000             5,227
  AF-6, 6.537% 2030
Advanta Mortgage Loan Trust, Series 1999-2, Class A-6, AMBAC insured, 6.82% 2029                          3,750             3,916
Option One Mortgage Loan Trust, Series 2002-1, Class M-1, 1.891% 2032 (1)                                 2,000             1,986
CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class A, interest
   only, 5.64% 2004                                                                                       4,801               103
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2001-HE3,                                   14,785                81
  Class A-IO, interest only, 3.60% 2031 (1)
                                                                                                                          191,346

CREDIT CARD  -  0.71%
Pass-through Amortizing Credit Card Trusts, Series 2002-1A: (2)
 Class A-2FX, 4.685% 2012                                                                                 7,291             7,363
 Class A-3FX, 6.298% 2012                                                                                23,205            23,518
MBNA Credit Card Master Note Trust, Series 2002-1, Class B-1, 5.15% 2009                                 17,000            17,967
MBNA Master Credit Card Trust II, Series 1999-B:
 Class A, 5.90% 2011                                                                                      3,000             3,310
 Class B, 6.20% 2011                                                                                      3,750             4,108
Metris Master Trust: (1)
 Series 2000-1, Class A, 1.449% 2008                                                                      5,000             4,892
 Series 2000-3, Class A, 1.409% 2009                                                                      3,500             3,376
 Series 2001-2, Class A, 1.469% 2009                                                                     13,000            12,351
NextCard Credit Card Master Note Trust: (1)  (2)
 Series 2000-1, Class B, 1.963% 2006                                                                     14,125            11,583
 Series 2001-1A, Class A, 1.42% 2007                                                                         27                27
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A,                                 8,250             8,685
  Class FX, 10.421% 2007 (2)
Nordstrom Credit Card Master Note Trust, Series 2002-1A, Class B,
   1.863% 2010 (1)  (2)                                                                                   8,000             8,049
First USA Credit Card Master Trust, Series 1997-4, Class C, 2.12% 2010 (1)  (2)                           6,630             6,596
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 1.553% 2009 (1)                          6,000             6,030
CompuCredit Credit Card Master Note Business Trust, Series 2001-One, Class B,                             1,500             1,473
  2.643% 2008 (1)  (2)
Capital One Master Trust, Series 2002-1A, Class B, 1.763% 2011 (1)                                        1,000             1,005
                                                                                                                          120,333

ASSET BACKED SECURITIES  -  0.53%
Educational Enhancement Funding Corp. Tobacco Settlement Bonds, Series 2002-A,
   6.72% 2025                                                                                            30,414            29,015
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2001-A,                                                                                        27,146            26,564
  Class A, 6.36% 2025
Banco Itau SA, Series 2002, XLCA insured, 1.878% 2007 (1) (2)                                            14,900            14,826
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (2)                          10,000            10,864
Garanti Trade Payment Rights Master Trust, Series 1999-B, Class 1,
   10.81% 2004 (2)                                                                                        4,987             5,038
NPF XII, Inc.: (2)   (4)
 Series 1999-3, Class B, 2.389% 2003  (1) (11)                                                            3,000                30
 Series 2001-1A, Class A,  1.989% 2004  (1) (6)                                                           7,000               840
 Series 2001-3, Class A, 5.52% 2007 (6)                                                                  16,000             1,920
                                                                                                                           89,097

MANUFACTURED HOUSING  -  0.42%
Green Tree Financial Corp.:
 Series 1993-2, Class B, 8.00% 2018                                                                       2,250             2,204
 Series 1995-3, Class B-2, 8.10% 2025 (6)                                                                 5,000             2,300
 Series 1995-8, Class B-2, 7.65% 2026 (6)                                                                 8,197             1,639
 Series 1995-6, Class B-2, 8.00% 2026 (6)                                                                 2,785               836
 Series 1996-6, Class B-2, 8.35% 2027 (6)                                                                10,174             2,137
 Series 1996-5, Class B-2, 8.45% 2027 (6)                                                                 6,567             1,379
 Series 1996-10, Class A-6, 7.30% 2028                                                                    6,962             7,326
 Series 1997-8, Class B-2, 7.75% 2028 (6)                                                                 3,074               615
 Series 1997-6, Class A-7, 7.14% 2029                                                                    13,228            13,726
 Series 1997-6, Class B-2, 7.75% 2029 (6)                                                                 4,958               992
 Series 1998-4, Class B-2, 8.11% 2030 (6)                                                                12,988             2,598
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3:
 Class A-2, 5.16% 2033                                                                                    6,311             6,387
 Class A-3, 5.79% 2033                                                                                    5,000             5,015
Conseco Finance Home Equity Loan Trust, Series 2002-B:
 Class M-1, 2.913% 2033 (1)                                                                               4,500             4,580
 Class A-2, 5.31% 2033                                                                                    6,527             6,581
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A: (1)
 Class M-1, 2.591% 2032                                                                                   4,000             3,840
 Class M-2, 3.391% 2032                                                                                  11,000             9,750
                                                                                                                           71,905

STRANDED ASSET  -  0.31%
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                       15,000            16,774
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                                       14,250            15,746
California Infrastructure and Economic Development Bank, Special Purpose Trust,
   Series 1997-1:
 SCE-1, Class A-6, 6.38% 2008                                                                             3,623             3,861
 PG&E-1, Class A-7, 6.42% 2008                                                                           10,975            11,680
West Penn Funding LLC, Series 1999-A, Class A-4, 6.98% 2008                                               4,500             5,097
                                                                                                                           53,158

FRANCHISE EQUIPMENT  -  0.26%
CNL Funding, Series 2000-AA, Class A-2, MBIA insured, 8.044% 2017 (2)                                    13,800            14,772
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020 (2)                                     9,945            10,206
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-2, 7.462% 2022 (2)                           8,988             9,074
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured,
   2.29% 2009 (2)                                                                                         6,398             6,398
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                            1,843             1,861
Green Tree Recreational, Equipment & Consumer Trust, Series 1997-D, 7.25% 2029                            8,500             1,705
                                                                                                                           44,016

GOVERNMENT OBLIGATIONS
U.S. GOVERNMENT
U.S. TREASURY NOTES & BONDS  -  11.42%
6.00% August 2004                                                                                       106,000           109,213
11.625% November 2004 (3)                                                                                30,000            32,686
6.75% May 2005                                                                                          101,775           109,074
5.75% November 2005                                                                                     111,000           119,168
5.875% November 2005                                                                                     20,000            21,522
6.875% May 2006 (3)                                                                                     194,000           215,674
3.375% January 2007  (3) (14)                                                                           228,871           247,920
6.25% February 2007                                                                                     110,225           122,919
4.375% May 2007                                                                                          32,500            34,425
6.625% May 2007                                                                                          40,000            45,269
6.125% August 2007                                                                                       25,000            27,988
3.00% November 2007                                                                                      70,500            71,106
3.625% January 2008  (14)                                                                               108,790           120,337
2.625% May 2008                                                                                          20,000            19,700
5.625% May 2008                                                                                          40,000            44,312
4.75% November 2008                                                                                      40,000            42,825
9.125% May 2009                                                                                          18,000            18,529
6.00% August 2009 (3)                                                                                    72,920            82,616
10.375% November 2009                                                                                    12,500            13,467
10.00% May 2010                                                                                           5,000             5,567
5.75% August 2010                                                                                        20,000            22,431
3.50% January 2011 (14)                                                                                  74,409            83,685
5.00% February 2011                                                                                      25,000            26,856
Principal Strip 0% August 2011                                                                           11,320             8,293
5.00% August 2011                                                                                         3,250             3,479
10.375% November 2012 (3)                                                                                24,500            31,295
12.00% August 2013 (3)                                                                                   10,000            13,819
Principal Strip 0% November 2013                                                                         18,200            11,623
9.875% November 2015                                                                                     18,000            26,854
7.50% November 2016                                                                                      87,000           110,802
8.875% August 2017                                                                                       10,000            14,172
6.875% August 2025                                                                                       63,500            77,708
                                                                                                                        1,935,334

NON-PASS-THROUGH AGENCY SECURITIES
FANNIE MAE BONDS & NOTES  -  0.90%
7.00% 2005                                                                                               90,000            97,189
6.00% 2012                                                                                               25,000            25,813
7.25% 2030                                                                                               23,750            29,020
                                                                                                                          152,022

FREDDIE MAC BONDS & NOTES  -  0.63%
4.25% 2005                                                                                               27,250            28,280
5.75% 2010                                                                               Euro            12,000            16,514
4.75% 2012                                                                                        $      20,000            19,744
6.25% 2012                                                                                               15,000            15,823
6.75% 2031                                                                                               22,650            26,176
                                                                                                                          106,537

FEDERAL HOME LOAN BANKS BONDS & NOTES  -  0.37%
4.875% 2004                                                                                              10,250            10,360
4.50% 2012                                                                                               31,500            31,352
5.50% 2018                                                                                               21,750            21,690
                                                                                                                           63,402

GOVERNMENTS & GOVERNMENTAL BODIES (NON U.S.)
NON-U.S. GOVERNMENT OBLIGATIONS  -  5.75%
Japanese Government:
 0.10% 2004                                                                              Yen          1,220,000            11,369
 0.90% 2008                                                                                          11,030,000           104,365
 0.50% 2013                                                                                          10,330,000            89,382
Bundesobligation Eurobond:
 5.00% 2005                                                                              Euro             4,000             5,217
 4.50% 2006                                                                                              21,300            27,872
Deutschland Republic 4.50% 2009                                                                          55,000            71,786
Bundesrepublik 5.25% 2010                                                                                64,340            86,883
Canadian Government:
 9.00% 2004                                                                              C$              10,000             8,177
 4.25% 2026  (14)                                                                                        65,345            63,300
United Mexican States Government Eurobonds, Global:
 4.625% 2008                                                                                      $      11,000            11,165
 8.375% 2011                                                                                              1,800             2,142
 11.375% 2016                                                                                            18,658            26,494
 8.30% 2031                                                                                               8,220             9,289
 7.50% 2033                                                                                               9,000             9,338
French Government O.A.T. Eurobond:
 4.00% 2009                                                                              Euro            15,900            20,326
 5.00% 2011                                                                                               5,050             6,712
 Principal Strip 0% 2019                                                                                 14,000             8,264
 5.50% 2029                                                                                              14,610            19,868
Hungarian Government:
 8.50% 2006                                                                               HUF         4,500,000            20,786
 6.25% 2007                                                                                           5,305,000            22,856
 6.25% 2008                                                                                             300,000             1,278
 6.75% 2013                                                                                           2,270,000             9,851
Polish Government:
 8.50% 2006                                                                               PLZ            54,000            15,112
 6.00% 2010                                                                                              80,750            20,834
 5.25% 2014                                                                                       $      11,760            11,789
Norwegian Government:
 6.75% 2007                                                                               NOK            75,000            12,316
 5.50% 2009                                                                                             115,500            18,468
 6.00% 2011                                                                                             100,000            16,368
Kingdom of Denmark 6.00% 2009                                                             DKr           190,000            35,479
United Kingdom:
 5.00% 2008                                                                               Pound           6,960            12,612
 5.00% 2012                                                                                               8,220            14,904
 6.00% 2028                                                                                               1,800             3,824
Swedish Government:
 6.00% 2005                                                                               SKr           107,000            15,336
 5.25% 2011                                                                                             110,000            15,997
Russian Federation:
 8.25% 2010 (2)                                                                                    $      3,300             3,697
 8.25% 2010                                                                                               1,080             1,210
 5.00% 2030 (1)                                                                                          20,550            19,882
 5.00% 2030  (1) (2)                                                                                        145               140
Italian Government BTPS Eurobond 6.00% 2007                                               Euro           16,204            22,304
New South Wales Treasury Corp. 8.00% 2008                                                 A$             26,000            21,208
State of Qatar 9.75% 2030                                                                         $      14,720            20,829
Hellenic Republic:
 8.60% 2008                                                                               Euro            6,510             9,803
 7.50% 2013                                                                                               1,820             2,831
Netherlands Government Eurobond 5.00% 2012                                                                6,320             8,407
Banque Centrale de Tunisie 7.375% 2012                                                             $      6,250             7,047
Panama (Republic of):
 Interest Reduction Bond 1.938% 2014 (1)                                                                  3,700             3,497
 10.75% 2020                                                                                                210               253
 9.375% 2023                                                                                                713               781
 8.875% 2027                                                                                                250               264
 9.375% 2029                                                                                                675               763
Spanish Government 6.15% 2013                                                             Euro            2,800             4,023
Chile (Republic of) 7.125% 2012                                                                    $      3,000             3,432
Brazil (Federal Republic of):
 Bearer 8.00% 2014 (8)                                                                                      752               744
 8.875% 2024                                                                                              1,375             1,348
 12.25% 2030                                                                                                425               531
 11.00% 2040                                                                                                610               674
Bulgaria (Republic of) 8.25% 2015                                                                         2,065             2,446
New Zealand Government 4.50%  2016  (14)                                                 NZ$               3,468            2,444
Dominican Republic 9.50% 2006 (2)                                                                  $      2,135             1,804
Guatemala (Republic of) 10.25% 2011 (2)                                                                   1,000             1,168
Peru (Republic of):
 9.125% 2012                                                                                                432               484
 Past Due Interest Eurobond 5.00% 2017 (1)                                                                  409               380
Venezuela (Republic of) 9.25% 2027                                                                          915               837
Turkey (Republic of) 12.375% 2009                                                                           500               643
Argentina (Republic of):  (12)
 Series E, 0% 2003                                                                                        1,000               240
 7.00%/15.50% 2008 (5)                                                                                      725               199
 11.75% 2009                                                                                                 60                17
 12.25% 2018 (8)                                                                                             80                20
 12.00% 2031 (8)                                                                                             53                13
                                                                                                                          974,122

DEVELOPMENT AUTHORITIES  -  0.09%
International Bank for Reconstruction & Development, Series C, 0% 2031                                   40,000             8,743
Corporacion Andina de Fomento 6.875% 2012                                                                 5,895             6,553
                                                                                                                           15,296

MUNICIPAL OBLIGATIONS
MUNICIPAL OBLIGATIONS  -  1.50%
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, Series 2003-A1:
 5.00% 2021                                                                                              10,000             9,969
 6.25% 2033                                                                                              64,975            62,238
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds:
 Series 2003, 4.375% 2019                                                                                 6,000             5,688
 Series 2003, 6.125% 2024                                                                                27,290            26,120
 Series 2002, 5.75% 2032                                                                                 32,310            29,705
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 6.125% 2027                                                                                    43,095            42,201
State of California Dept. of Water Resources, Power Supply Revenue Bonds,
   Series 2002-E:
 3.975% 2005                                                                                             10,000            10,196
 4.33% 2006                                                                                              12,500            12,852
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds
   (San Diego Unified Port District-South Bay Plant Acquisition), Series 1999,
   6.63% 2009 (2)  (10)                                                                                  12,509            13,477
Los Angeles County Metropolitan Transportation Auth., General Rev. Ref. Bonds
  (Workers' Compensation Funding Program), Series 2003, AMBAC insured:
 3.83% 2008                                                                                               5,000             5,046
 4.56% 2010                                                                                               5,000             5,082
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                                  10,000             8,715
Chugach Electric Association, Inc., Series 2001-A, MBIA insured, 6.55% 2011                               7,500             8,438
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
 Series 2001-B, 6.00% 2022                                                                                6,410             6,077
Dormitory Auth., City University System Consolidated Third General Resolution
   Rev. Bonds, Series 2003-2, 2.38% 2005                                                                  4,500             4,523
Housing Fin. Agcy., State Personal Income Tax Rev. Bonds (Econ. Dev. and
   Housing), Series B:
 2.88% 2007                                                                                               2,000             1,995
 3.09% 2007                                                                                               2,200             2,189
                                                                                                                          254,511




                                                                                                      Principal            Market
                                                                                                    amount (000)            value
EQUITY-RELATED SECURITIES  -  0.67%                                                                   or shares             (000)

STOCKS & WARRANTS - 0.67% (9)
SpectraSite, Inc.  (2) (4)                                                                            1,530,688 shares    $45,213
NTELOS, Inc. (2) (4) (14)                                                                             1,020,970            20,562
Dobson Communications Corp., Class A  (2)                                                             2,432,959            15,985
ZiLOG, Inc. (15)                                                                                      2,555,000            13,286
ZiLOG, Inc. - MOD III Inc., units  (4) (15)                                                               2,555             1,369
Wilshire Financial Services Group, Inc. (15)                                                          1,601,967             9,596
DigitalGlobe, Inc.  (2) (4)                                                                           3,984,039             3,984
VersaTel Telecom International NV                                                                       779,280             1,692
NTL Inc. (2) (4)                                                                                         15,500               973
Clarent Hospital Corp. (15)                                                                             331,291               538
Protection One, Inc., warrants, expire 2005  (2) (4)                                                     54,400                 7
                                                                                                                          113,205

MISCELLANEOUS  -  0.00%
Other equity-related securities in initial period of acquisition                                                               78


TOTAL BONDS, NOTES, PREFERRED STOCKS & equity-related securities
  (cost: $15,683,247,000)                                                                                              16,607,663



                                                                                                      Principal            Market
                                                                                                         amount             value
SHORT-TERM SECURITIES  -  6.76%                                                                            (000)            (000)

CORPORATE SHORT-TERM NOTES  -  5.29%
Procter & Gamble Co.: (2)
  1.01% due 1/13/2004                                                                                    55,200            55,180
  1.01% due 1/15/2004                                                                                    25,000            24,989
  1.01% due 1/20/2004                                                                                    25,000            24,986
Pfizer Inc: (2)
  1.02% due 1/23/2004 (3)                                                                                11,000            10,993
  1.03% due 2/3/2004 (3)                                                                                 50,000            49,951
  1.04% due 2/6/2004                                                                                     18,000            17,981
  1.04% due 2/18/2004                                                                                    18,000            17,974
Preferred Receivables Funding Corp.: (2)
  1.09% due 1/15/2004                                                                                     8,000             7,996
  1.08% due 1/20/2004                                                                                    12,000            11,993
  1.08% due 1/22/2004 (3)                                                                                33,800            33,778
  1.07% due 1/28/2004                                                                                    23,300            23,281
Park Avenue Receivables Corp.: (2) (3)
  1.09% due 1/6/2004                                                                                     50,000            49,991
  1.09% due 1/13/2004                                                                                    25,087            25,077
E.I. DuPont de Nemours & Co.:
  1.05% due 1/8/2004                                                                                      9,200             9,198
  1.03% due 1/14/2004 (3)                                                                                21,000            20,991
  1.05% due 2/23/2004 (3)                                                                                26,637            26,595
  1.06% due 3/2/2004 (3)                                                                                 16,300            16,270
Receivables Capital Corp.: (2)
  1.07% due 1/12/2004                                                                                    26,925            26,915
  1.10% due 3/1/2004                                                                                     40,000            39,927
FCAR Owner Trust I 1.08% due 1/27/2004 (3)                                                               59,700            59,652
CAFCO, LLC: (2)
  1.09% due 1/15/2004 (3)                                                                                24,500            24,489
  1.09% due 1/23/2004                                                                                     7,800             7,795
Gannett Co. 1.06% due 1/16/2004 (2)                                                                      31,000            30,985
SBC International Inc. 1.05% due 1/14/2004 (2)                                                           30,000            29,988
New Center Asset Trust 1.07% due 1/16/2004 (3)                                                           30,000            29,985
Medtronic Inc. 1.02% due 1/20/2004 (2)                                                                   30,000            29,983
Private Export Funding Corp. 1.08% due 5/4/2004 (2)                                                      28,000            27,897
Variable Funding Capital Corp. 0.97% due 1/2/2004 (2)                                                    25,000            24,999
Motiva Enterprises LLC 1.01% due 1/26/2004                                                               25,000            24,982
Verizon Network Funding Corp. 1.03% due 2/12/2004                                                        25,000            24,968
Netjets Inc. 1.06% due 2/20/2004 (2) (3)                                                                 25,000            24,962
USAA Capital Corp. 1.02% due 1/21/2004                                                                   18,000            17,989
Caterpillar Financial Serivces Corp. 1.03% due 2/17/2004                                                 16,000            15,978
Harvard University 1.02% due 1/7/2004 (3)                                                                15,000            14,997
Abbott Laboratories Inc. 0.98% due 1/13/2004 (2)                                                         13,000            12,995
                                                                                                                          896,710

U.S. TREASURIES  -  0.61%
U.S. Treasury Bills:
  0.855% - 0.945% due 1/22/2004                                                                          39,500            39,479
  0.92% - 0.96% due 3/18/2004                                                                            42,800            42,723
  0.97% due 6/24/2004                                                                                    22,000            21,896
                                                                                                                          104,098

CERTIFICATES OF DEPOSIT  -  0.44%
Wells Fargo & Co.:
  1.05% due 1/21/2004                                                                                    50,000            50,000
  1.05% due 1/30/2004                                                                                    25,000            25,000
                                                                                                                           75,000

FEDERAL AGENCY DISCOUNT NOTES  -  0.42%
Federal Farm Credit Banks:
  1.00% due 2/9/2004                                                                                     10,000             9,989
  1.01% due 3/10/2004 (3)                                                                                20,000            19,960
  1.07% due 6/11/2004 (3)                                                                                13,000            12,937
International Bank for Reconstruction and Development 1.00% due 2/13/2004                                22,900            22,872
Federal Home Loan Bank 0.95% due 1/28/2004                                                                4,700             4,697
                                                                                                                           70,455


TOTAL SHORT-TERM SECURITIES (cost: $1,146,251,000)                                                                      1,146,263


TOTAL INVESTMENT SECURITIES (cost: $16,829,498,000)                                                                    17,753,926
Other assets less liabilities                                                                                            (803,472)

NET ASSETS                                                                                                            $16,950,454

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5) Step bond; coupon rate will increase at a later date.
(6) Company not making scheduled interest payments;
    bankruptcy proceedings pending.
(7) Purchased as a unit; issue was separated but reattached for reporting purposes.
(8) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(9) Security did not produce income during the last 12 months.
(10) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(11) Company did not make principal payment upon scheduled maturity date; reorganization pending.
(12) Scheduled interest or principal payments not made; reorganization pending.
(13) This unit also contains 999,000 par of Drax Group Ltd., Class A-3,
     8.566% 2020 and 999,00 shares of Drax Group Ltd. common stock.
(14) Index-linked bond whose principal amount moves with a government retail price index.
(15) The fund owns 5.43%, 8.60%, 8.78% and 11.77% of the outstanding voting securities of Clarent Hospital Corp., Wilshire Financial Services Group Inc., ZiLOG, Inc. and NTELOS, Inc., respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.


See Notes to Financial Statements



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES          (dollars and shares in thousands,
at December 31, 2003                                 except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $16,757,530)                                               $17,708,575
  Affiliated issuers (cost: $71,968)                                                          45,351              $17,753,926
 Cash                                                                                                                  10,652
 Receivables for:
  Sales of investments                                                                        28,551
  Sales of fund's shares                                                                      36,870
  Dividends and interest                                                                     207,508                  272,929
                                                                                                                   18,037,507
LIABILITIES:
 Payables for:
  Purchases of investments                                                                 1,038,616
  Repurchases of fund's shares                                                                30,640
  Open forward currency contracts                                                              4,718
  Closed forward currency contracts                                                            2,749
  Investment advisory services                                                                 3,611
  Services provided by affiliates                                                              6,262
  Deferred Directors' compensation                                                               258
  Other fees and expenses                                                                        199                1,087,053
NET ASSETS AT DECEMBER 31, 2003                                                                                   $16,950,454

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                       $16,738,710
 Distributions in excess of net investment income                                                                      (2,806)
 Accumulated net realized loss                                                                                       (707,368)
 Net unrealized appreciation                                                                                          921,918
NET ASSETS AT DECEMBER 31, 2003                                                                                   $16,950,454

TOTAL AUTHORIZED CAPITAL STOCK - 2,500,000 SHARES, $.001 PAR VALUE

                                                                  Net assets     Shares outstanding    Net asset value per share
                                                                                                                              (1)
Class A                                                          $13,991,480              1,036,019                     $13.51
Class B                                                            1,274,074                 94,341                      13.51
Class C                                                              847,749                 62,773                      13.51
Class F                                                              291,739                 21,602                      13.51
Class 529-A                                                          109,609                  8,116                      13.51
Class 529-B                                                           35,259                  2,611                      13.51
Class 529-C                                                           56,148                  4,157                      13.51
Class 529-E                                                            7,073                    524                      13.51
Class 529-F                                                            2,138                    158                      13.51
Class R-1                                                              4,665                    345                      13.51
Class R-2                                                            110,920                  8,213                      13.51
Class R-3                                                             95,140                  7,045                      13.51
Class R-4                                                             18,438                  1,365                      13.51
Class R-5                                                            106,022                  7,851                      13.51

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $14.04 for each.


See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended December 31, 2003

INVESTMENT INCOME:
 Income:                                                                         (dollars in thousands)
  Interest (net of non-U.S. withholding
            tax of $729)                                                                      $909,660
  Dividends                                                                                     17,383                 $927,043

 Fees and expenses:
  Investment advisory services                                                                  43,518
  Distribution services                                                                         54,604
  Transfer agent services                                                                       16,743
  Administrative services                                                                        3,205
  Reports to shareholders                                                                          901
  Registration statement and prospectus                                                            655
  Postage, stationery and supplies                                                               1,802
  Directors' compensation                                                                          124
  Auditing and legal                                                                                91
  Custodian                                                                                        746
  State and local taxes                                                                            145
  Other                                                                                            143
  Total expenses before reimbursement                                                          122,677
   Reimbursement of expenses                                                                       386                  122,291
 Net investment income                                                                                                  804,752

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                   39,772
  Non-U.S. currency transactions                                                               (29,460)                  10,312
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                  988,151
  Non-U.S. currency translations                                                                (4,246)                 983,905
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                                994,217
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                     $1,798,969



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                   Year ended December 31
                                                                                                  2003                     2002
OPERATIONS:
 Net investment income                                                                        $804,752                 $858,834
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                10,312                 (460,341)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                            983,905                  403,703
  Net increase in net assets
   resulting from operations                                                                 1,798,969                  802,196

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                     (836,446)                (863,912)

CAPITAL SHARE TRANSACTIONS                                                                   1,487,583                2,604,167

TOTAL INCREASE IN NET ASSETS                                                                 2,450,106                2,542,451

NET ASSETS:
 Beginning of year                                                                          14,500,348               11,957,897
 End of year (including
  distributions in excess of
  net investment income: $2,806 and $23,316,
  respectively)                                                                            $16,950,454              $14,500,348



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; paydown on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of December 31, 2003, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $16,896,375,000.

During the year ended December 31, 2003, the fund reclassified $52,204,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $11,662
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1, 2003 through December 31, 2003                                                           (7,763)
Short-term and long-term capital loss deferrals                                                             (649,116)
Gross unrealized appreciation on investment securities                                                      1,105,309
Gross unrealized depreciation on investment securities                                                      (247,758)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $243,982,000, $254,538,000, $57,575,000, $42,420,000 and
$24,538,000  expiring in 2011,  2010,  2009,  2008 and 2007,  respectively.  The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $26,063,000, that were realized during the period November 1, 2003 through December 31, 2003.

Distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):


                                                                                                        Year ended December 31,
Share class                                                                                             2003               2002(1)
Class A                                                                                              $ 720,504          $ 786,683
Class B                                                                                                 52,350             40,937
Class C                                                                                                 32,059             22,056
Class F                                                                                                 11,977              8,650
Class 529-A                                                                                              4,034              1,373
Class 529-B                                                                                              1,127                390
Class 529-C                                                                                              1,805                660
Class 529-E                                                                                                249                 70
Class 529-F                                                                                                 48                  1
Class R-1                                                                                                  122                  9
Class R-2                                                                                                3,030                214
Class R-3                                                                                                2,906                191
Class R-4                                                                                                  605                 97
Class R-5                                                                                                5,630              2,581
Total                                                                                                $ 836,446          $ 863,912


(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on an annual rate of 2.25% on the first $8,333,333 of the fund's monthly gross investment income and 2.00% on such income in excess of $8,333,333. The Board of Directors approved an amended agreement effective November 1, 2003, continuing the series of rates to include additional annual rates of 0.13% on daily net assets in excess of $16 billion and 1.75% of the fund's monthly gross investment income in excess of $41,666,667. During the year ended December 31, 2003, CRMC voluntarily reduced investment advisory services fees to the rates based on daily net assets provided by the amended agreement. As a result, for the year ended December 31, 2003, the fee shown on the accompanying financial statements of $43,518,000, which was equivalent to an annualized rate of 0.273%, was voluntarily reduced by $17,000 to $43,501,000. The annualized rate was not affected by this voluntary reduction of fees.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2003, unreimbursed expenses subject to reimbursement totaled $9,365,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended December 31, 2003, the total fees paid by CRMC were $369,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended December 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $33,654          $15,436        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B         11,493            1,307         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          7,213          Included            $1,082              $324            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           575           Included             345                 67             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         82            Included             115                 15                  $77
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         262           Included              39                 14                   26
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         415           Included              62                 18                   42
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         25            Included              8                   1                   5
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included              2                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          28            Included              4                   6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          521           Included             104                 521            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          305           Included              92                 111            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          29            Included              17                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included             101                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $54,604          $16,743            $1,971             $1,083                $151
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $90,000 in current fees (either paid in cash or deferred) and a net increase of $34,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class                                                       Sales(1)                              Reinvestments of dividends
                                                           Amount          Shares                         Amount          Shares
Year ended December 31, 2003
Class A                                               $ 3,914,006         298,503                      $ 606,086          46,021
Class B                                                   447,795          34,182                         41,587           3,155
Class C                                                   439,411          33,447                         25,135           1,906
Class F                                                   247,799          18,925                          9,380             711
Class 529-A                                                58,345           4,428                          4,025             305
Class 529-B                                                17,719           1,348                          1,125              85
Class 529-C                                                29,195           2,219                          1,798             136
Class 529-E                                                 4,019             306                            247              19
Class 529-F                                                 1,906             145                             48               3
Class R-1                                                   5,828             442                            121               9
Class R-2                                                 113,952           8,680                          3,007             227
Class R-3                                                  99,210           7,575                          2,884             218
Class R-4                                                  19,077           1,446                            604              46
Class R-5                                                  49,613           3,802                          3,594             272
Total net increase
   (decrease)                                         $ 5,447,875         415,448                      $ 699,641          53,113

Year ended December 31, 2002(2)
Class A                                               $ 4,275,824         342,033                      $ 651,356          52,134
Class B                                                   549,413          43,871                         31,518           2,528
Class C                                                   458,783          36,606                         16,938           1,360
Class F                                                   229,900          18,412                          6,607             530
Class 529-A                                                49,464           3,961                          1,370             110
Class 529-B                                                16,313           1,307                            389              32
Class 529-C                                                27,376           2,192                            659              53
Class 529-E                                                 3,348             269                             70               5
Class 529-F                                                   160              13                              1              -*
Class R-1                                                     829              67                              9               1
Class R-2                                                  22,198           1,802                            212              17
Class R-3                                                  20,692           1,675                            191              15
Class R-4                                                  10,791             883                             97               8
Class R-5                                                  85,786           6,891                          1,500             122
Total net increase
   (decrease)                                         $ 5,750,877         459,982                      $ 710,917          56,915


Share class                                                    Repurchases(1)                                    Net increase
                                                          Amount            Shares                         Amount          Shares
Year ended December 31, 2003
Class A                                             $ (3,944,314)         (300,701)                     $ 575,778          43,823
Class B                                                 (222,252)          (16,906)                       267,130          20,431
Class C                                                 (213,329)          (16,240)                       251,217          19,113
Class F                                                 (159,243)          (12,222)                        97,936           7,414
Class 529-A                                               (7,496)             (567)                        54,874           4,166
Class 529-B                                               (1,780)             (134)                        17,064           1,299
Class 529-C                                               (5,184)             (392)                        25,809           1,963
Class 529-E                                                 (969)              (74)                         3,297             251
Class 529-F                                                  (38)               (3)                         1,916             145
Class R-1                                                 (2,261)             (172)                         3,688             279
Class R-2                                                (30,794)           (2,338)                        86,165           6,569
Class R-3                                                (28,674)           (2,178)                        73,420           5,615
Class R-4                                                (12,668)             (971)                         7,013             521
Class R-5                                                (30,931)           (2,348)                        22,276           1,726
Total net increase
   (decrease)                                       $ (4,659,933)         (355,246)                   $ 1,487,583         113,315

Year ended December 31, 2002(2)
Class A                                             $ (3,478,409)         (279,194)                   $ 1,448,771         114,973
Class B                                                 (115,299)           (9,277)                       465,632          37,122
Class C                                                 (111,519)           (8,994)                       364,202          28,972
Class F                                                 (132,996)          (10,729)                       103,511           8,213
Class 529-A                                               (1,501)             (121)                        49,333           3,950
Class 529-B                                                 (330)              (27)                        16,372           1,312
Class 529-C                                                 (638)              (51)                        27,397           2,194
Class 529-E                                                  (16)               (1)                         3,402             273
Class 529-F                                                   (1)               -*                            160              13
Class R-1                                                    (25)               (2)                           813              66
Class R-2                                                 (2,162)             (175)                        20,248           1,644
Class R-3                                                 (3,212)             (260)                        17,671           1,430
Class R-4                                                   (585)              (47)                        10,303             844
Class R-5                                                (10,934)             (888)                        76,352           6,125
Total net increase
   (decrease)                                       $ (3,857,627)         (309,766)                   $ 2,604,167         207,131


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

6. FORWARD CURRENCY CONTRACTS

As of December 31, 2003, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


NON-U.S. CURRENCY CONTRACTS                                     CONTRACT AMOUNT             U.S. VALUATIONS AT DECEMBER 31, 2003

                                                                                                                     Unrealized
                                                           Non-U.S.               U.S.              Amount         depreciation
                                                            (000)                (000)               (000)             (000)
Sales:

 Euros
expiring 1/20 to 3/23/2004                               Euro     64,458         $78,562            $80,774             $(2,212)

 Hungarian Forint
expiring 2/27 to 5/28/2004                                HUF 10,439,374          45,311             47,817              (2,506)


Forward currency contracts - net                                                $123,873           $128,591             $(4,718)

7. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $3,047,561,000, which represented 17.98% of the net assets of the fund.

8. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $11,309,553,000 and $8,816,998,000, respectively, during the year ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2003, the custodian fee of $746,000 included $71,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)


                                                                               Income from investment operations(2)
                                                                                                    Net
                                                              Net asset                    gains(losses)
                                                                 value,           Net     on securities    Total from
                                                              beginning    investment    (both realized    investment
                                                              of period        income    and unrealized)   operations
Class A:
 Year ended 12/31/2003                                           $12.70          $.68              $.84         $1.52
 Year ended 12/31/2002                                            12.79           .82              (.08)          .74
 Year ended 12/31/2001                                            12.79           .93              (.03)          .90
 Year ended 12/31/2000                                            12.98           .94              (.17)          .77
 Year ended 12/31/1999                                            13.61           .93              (.63)          .30
Class B:
 Year ended 12/31/2003                                            12.70           .58               .84          1.42
 Year ended 12/31/2002                                            12.79           .72              (.08)          .64
 Year ended 12/31/2001                                            12.79           .83              (.03)          .80
 Period from 3/15/2000 to 12/31/2000                              12.92           .62              (.08)          .54
Class C:
 Year ended 12/31/2003                                            12.70           .57               .84          1.41
 Year ended 12/31/2002                                            12.79           .71              (.08)          .63
 Period from 3/15/2001 to 12/31/2001                              13.05           .63              (.27)          .36
Class F:
 Year ended 12/31/2003                                            12.70           .67               .84          1.51
 Year ended 12/31/2002                                            12.79           .81              (.08)          .73
 Period from 3/15/2001 to 12/31/2001                              13.05           .70              (.27)          .43
Class 529-A:
 Year ended 12/31/2003                                            12.70           .67               .84          1.51
 Period from 2/15/2002 to 12/31/2002                              12.76           .69              (.04)          .65
Class 529-B:
 Year ended 12/31/2003                                            12.70           .55               .84          1.39
 Period from 2/15/2002 to 12/31/2002                              12.76           .60              (.04)          .56
Class 529-C:
 Year ended 12/31/2003                                            12.70           .55               .84          1.39
 Period from 2/19/2002 to 12/31/2002                              12.73           .60              (.02)          .58
Class 529-E:
 Year ended 12/31/2003                                            12.70           .62               .84          1.46
 Period from 3/7/2002 to 12/31/2002                               12.70           .61               .02           .63
Class 529-F:
 Year ended 12/31/2003                                            12.70           .64               .84          1.48
 Period from 9/26/2002 to 12/31/2002                              12.31           .19               .40           .59
Class R-1:
 Year ended 12/31/2003                                            12.70           .57               .84          1.41
 Period from 6/11/2002 to 12/31/2002                              12.65           .38               .06           .44
Class R-2:
 Year ended 12/31/2003                                            12.70           .57               .84          1.41
 Period from 5/31/2002 to 12/31/2002                              12.72           .40              (.01)          .39
Class R-3:
 Year ended 12/31/2003                                            12.70           .62               .84          1.46
 Period from 6/4/2002 to 12/31/2002                               12.73           .42              (.02)          .40
Class R-4:
 Year ended 12/31/2003                                            12.70           .67               .84          1.51
 Period from 5/20/2002 to 12/31/2002                              12.67           .47               .04           .51
Class R-5:
 Year ended 12/31/2003                                            12.70           .71               .84          1.55
 Period from 5/15/2002 to 12/31/2002                              12.66           .52               .05           .57



                                               Dividends                                             Ratio of         Ratio of
                                               (from net   Net asset                Net assets,       expenses      net income
                                              investment  value, end      Total   end of period    to average       to average
                                                  income)  of period   return(3)  (in millions)    net assets       net assets
Class A:
 Year ended 12/31/2003                             $(.71)     $13.51     12.22%        $13,991           .67%  (5)       5.15%
 Year ended 12/31/2002                              (.83)      12.70       6.11         12,600            .71             6.59
 Year ended 12/31/2001                              (.90)      12.79       7.15         11,223            .71             7.17
 Year ended 12/31/2000                              (.96)      12.79       6.19          9,366            .72             7.35
 Year ended 12/31/1999                              (.93)      12.98       2.29          9,477            .69             6.96
Class B:
 Year ended 12/31/2003                              (.61)      13.51      11.38          1,274           1.41  (5)        4.37
 Year ended 12/31/2002                              (.73)      12.70       5.28            939           1.47             5.77
 Year ended 12/31/2001                              (.80)      12.79       6.37            471           1.45             6.30
 Period from 3/15/2000 to 12/31/2000                (.67)      12.79       4.33             88           1.42  (6)        6.65 (6)
Class C:
 Year ended 12/31/2003                              (.60)      13.51      11.29            848           1.49  (5)        4.26
 Year ended 12/31/2002                              (.72)      12.70       5.20            554           1.55             5.66
 Period from 3/15/2001 to 12/31/2001                (.62)      12.79       2.83            188           1.57  (6)        6.25 (6)
Class F:
 Year ended 12/31/2003                              (.70)      13.51      12.15            292            .72  (5)        5.02
 Year ended 12/31/2002                              (.82)      12.70       6.04            180            .77             6.44
 Period from 3/15/2001 to 12/31/2001                (.69)      12.79       3.35             76            .79  (6)        7.03 (6)
Class 529-A:
 Year ended 12/31/2003                              (.70)      13.51      12.21            110            .68  (5)        5.05
 Period from 2/15/2002 to 12/31/2002                (.71)      12.70       5.33             50            .75  (6)        6.46 (6)
Class 529-B:
 Year ended 12/31/2003                              (.58)      13.51      11.18             35           1.61  (5)        4.13
 Period from 2/15/2002 to 12/31/2002                (.62)      12.70       4.55             17           1.64  (6)        5.57 (6)
Class 529-C:
 Year ended 12/31/2003                              (.58)      13.51      11.19             56           1.59  (5)        4.15
 Period from 2/19/2002 to 12/31/2002                (.61)      12.70       4.75             28           1.63  (6)        5.58 (6)
Class 529-E:
 Year ended 12/31/2003                              (.65)      13.51      11.77              7           1.06  (5)        4.68
 Period from 3/7/2002 to 12/31/2002                 (.63)      12.70       5.14              3           1.13  (6)        6.06 (6)
Class 529-F:
 Year ended 12/31/2003                              (.67)      13.51      11.96              2            .82  (5)        4.72
 Period from 9/26/2002 to 12/31/2002                (.20)      12.70       4.81              - (4)        .30             1.51
Class R-1:
 Year ended 12/31/2003                              (.60)      13.51      11.29              5           1.49  (5)(7)     4.13
 Period from 6/11/2002 to 12/31/2002                (.39)      12.70       3.59              1           1.52  (6)(7)     5.55 (6)
Class R-2:
 Year ended 12/31/2003                              (.60)      13.51      11.33            111           1.46  (5)(7)     4.20
 Period from 5/31/2002 to 12/31/2002                (.41)      12.70       3.23             21           1.48  (6)(7)     5.56 (6)
Class R-3:
 Year ended 12/31/2003                              (.65)      13.51      11.76             95           1.07  (5)(7)     4.59
 Period from 6/4/2002 to 12/31/2002                 (.43)      12.70       3.31             18           1.10  (6)(7)     5.95 (6)
Class R-4:
 Year ended 12/31/2003                              (.70)      13.51      12.15             18            .72  (5)(7)     5.05
 Period from 5/20/2002 to 12/31/2002                (.48)      12.70       4.21             11            .74  (6)(7)     6.20 (6)
Class R-5:
 Year ended 12/31/2003                              (.74)      13.51      12.52            106            .40  (5)        5.39
 Period from 5/15/2002 to 12/31/2002                (.53)      12.70       4.66             78            .42  (6)        6.75 (6)


                                                                                    Year ended December 31
                                                                   2003         2002          2001        2000        1999

Portfolio turnover rate for all classes of shares                   60%          50%           64%         62%         47%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) During the year ended December 31, 2003, CRMC voluntarily reduced fees for investment advisory services. The expense ratios for all share classes were not affected by the reduction of fees.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 1.65%, 1.94% and 1.12% for classes R-1, R-2 and R-3,respectively, during the year ended December 31, 2003,and 2.53%, 1.67%, 1.20% and .77% for classes R-1, R-2, R-3 and R-4,respectively, during the period ended December 31, 2002. The expense ratio for Class R-4 was not affected by any payments made by CRMC during the year ended December 31, 2003.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE BOND FUND OF AMERICA, INC.:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 9, 2004



TAX INFORMATION (UNAUDITED)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during the year. For purposes of computing the dividends eligible for reduced tax rates, 1% of the dividends paid by the fund from net investment income are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 8% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2004 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended December 31, 2003:
                                                                                               1 year        Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                                     +6.38%            +6.53%(1)
Not reflecting CDSC                                                                           +11.38%            +7.18%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +10.29%            +6.86%(2)
Not reflecting CDSC                                                                           +11.29%            +6.86%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +12.15%            +7.65%(2)

CLASS 529-A SHARES
Reflecting 3.75% maximum sales charge                                                          +8.04%            +7.11%(4)
Not reflecting maximum sales charge                                                           +12.21%            +9.33%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 1%, payable
     only if shares are sold within six years of purchase                                      +6.18%            +6.35%(4)
Not reflecting CDSC                                                                           +11.18%            +8.36%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +10.19%            +8.52%(5)
Not reflecting CDSC                                                                           +11.19%            +8.52%(5)

CLASS 529-E SHARES(3)                                                                         +11.77%            +9.28%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +11.96%           +13.50%(7)

Figures shown are past results and not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For more current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A and
    Class 529-B shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-C shares were first sold.
(6) Average annual total return from March 7, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 26, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                                ELECTED
                                             A DIRECTOR
NAME AND AGE                              OF THE FUND(1)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

AMBASSADOR
RICHARD G. CAPEN, JR., 69                       1999          Corporate director and author; former U.S. Ambassador to Spain; former
                                                              Vice Chairman, Knight-Ridder, Inc. (communications company); former
                                                              Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 70                       1974          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

DIANE C. CREEL, 55                              1994          Chairman of the Board and CEO, Evocation, Inc. (organic waste management)

MARTIN FENTON, 68                               1989          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

LEONARD R. FULLER, 57                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

RICHARD G. NEWMAN, 69                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional services)

FRANK M. SANCHEZ, 60                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" DIRECTORS
                                              NUMBER OF
                                          BOARDS WITHIN
                                               THE FUND
                                             COMPLEX(2)
                                               ON WHICH
NAME AND AGE                            DIRECTOR SERVES       OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

AMBASSADOR
RICHARD G. CAPEN, JR., 69                        14           Carnival Corporation

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

DIANE C. CREEL, 55                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

MARTIN FENTON, 68                                16           None

LEONARD R. FULLER, 57                            14           None

RICHARD G. NEWMAN, 69                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 60                             12           None


"INTERESTED" DIRECTORS(4)
                                             YEAR FIRST
                                              ELECTED A
                                            DIRECTOR OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                   OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                       OF THE FUND(1)       PRINCIPAL UNDERWRITER OF THE FUND

PAUL G. HAAGA, JR., 55                          1985          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.;(5) Director, American Funds Distributors, Inc.(5)

ABNER D. GOLDSTINE, 74                          1974          Senior Vice President and Director, Capital
President and                                                 Research and Management Company
Principal Executive Officer

DON R. CONLAN, 68                               1996          President (retired), The Capital Group Companies, Inc.(5)


"INTERESTED" DIRECTORS(4)
                                              NUMBER OF
                                                 BOARDS
                                             WITHIN THE
                                        FUND COMPLEX(2)
NAME, AGE AND                                  ON WHICH
POSITION WITH FUND                      DIRECTOR SERVES       OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

PAUL G. HAAGA, JR., 55                           17           None
Chairman of the Board

ABNER D. GOLDSTINE, 74                           12           None
President and
Principal Executive Officer

DON R. CONLAN, 68                                 6           None


THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.


OTHER OFFICERS
                                             YEAR FIRST
                                                ELECTED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                       OF THE FUND(1)       THE PRINCIPAL UNDERWRITER OF THE FUND

DAVID C. BARCLAY, 47                            1997          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, Capital Research Company(5)

MARK R. MACDONALD, 44                           2001          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

JOHN H. SMET, 47                                1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

KRISTINE M. NISHIYAMA, 33                       2003          Vice President and Counsel--Fund Business
Vice President                                                Management Group, Capital Research and Management Company

JULIE F. WILLIAMS, 55                           1982          Vice President--Fund Business Management Group,
Secretary                                                     Capital Research and Management Company

SUSI M. SILVERMAN, 33                           2001          Vice President--Fund Business Management Group,
Treasurer                                                     Capital Research and Management Company

KIMBERLY S. VERDICK, 39                         1994          Assistant Vice President--Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

SHARON G. MOSELEY, 36                           2003          Vice President--Fund Business Management Group,
Assistant Treasurer                                           Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE BOND FUND OF AMERICA AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of The Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors.
   Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
>  The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-908-0204

Litho in USA BG/LPT/8053

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Leonard R. Fuller, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees paid to the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

         Registrant:
         a)       Audit Fees:
                                    2002             $76,000
                                    2003             $78,000
         b)       Audit- Related Fees:
                                    2002             none
                                    2003             none
         c)       Tax Fees:
                                    2002             $5,000
                                    2003             $5,000
                                    The tax fees consist of  professional
                                    services  relating to the preparation of
                                    the fund's tax returns.
         d)       All Other Fees:
                                    2002             none
                                    2003             none


          Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):
          b)       Audit- Related Fees:
                        2002     $318,000
                        2003     $305,000
                        The audit-related  fees consist of assurance and
                        related services relating  to  the  examination  of
                        the fund's transfer agency conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c)       Tax Fees:
                                    2002             none
                                    2003             none
          d)       All Other Fees:
                                    2002             none
                                    2003             none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $360,000 for fiscal year 2002 and $315,000 for fiscal year 2003. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company
     Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a)  The Code of Ethics  that is the  subject of the  disclosure  required  by
     Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     THE BOND FUND OF AMERICA, INC.

                                     By /s/ Abner D. Goldstine
                                     Abner D. Goldstine, President and PEO

                                     Date: March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By   /s/ Abner D. Goldstine
     Abner D. Goldstine, President and PEO

Date:  March 8, 2004




By   /s/ Susi M. Silverman
     Susi M. Silverman, Treasurer

Date: March 8, 2004